AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2020.

FILE NO. 333-114404

811-21433

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 25

TO THE

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON

FORM N-8B-2

A.            Exact name of trust: Talcott Resolution Life Insurance Company Separate Account Twelve

B.            Name of depositor: Talcott Resolution Life Insurance Company

C.            Complete address of depositor’s principal executive offices:

1 Griffin Road North

Windsor, CT 06095

D.            Name and complete address of agent for service:

Sadie R. Gordon, Esq.

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

It is proposed that this filing will become effective:

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒   on May 1, 2020 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐    on              pursuant to paragraph (a)(1) of Rule 485

☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.             Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F.              Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

PART I

Group Variable Funding Agreements Separate Account Twelve Talcott Resolution Life Insurance Company Administered by Massachusetts Mutual Life Insurance Company
This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.
Talcott Resolution Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.
You or Participants allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled “The Funds”.
The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records.
Although we file the Prospectus with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus can also be obtained from the SEC’s website (http://www.sec.gov).
Beginning January 1, 2021, we will no longer send you paper copies of underlying mutual fund shareholder reports (“Reports”) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 800-258-4511. Your election to receive the Reports in paper will apply to all underlying mutual funds available under your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action.
This Contract IS NOT:
♦
A bank deposit or obligation

♦
Federally insured

♦
Endorsed by any bank or governmental agency

Prospectus Dated: May 1, 2020

DEFINITIONS
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.
Administrative Office: Our overnight mailing address is: 100 Bright Meadow Blvd., Enfield, CT 06082-1981. Our standard mailing address is: MassMutual U.S. Workplace Solutions, P.O. Box 1583, Hartford, Connecticut 06144-1583.
Annual Maintenance Fee: An annual charge we deduct from each Participant Account on a quarterly basis or on a full Surrender of a Participant Account. The charge is deducted proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Benefit Payment: Amounts Surrendered by the Contract Owner to pay benefits to a Participant or beneficiary under the terms of the Plan. Amounts Surrendered for transfer to the funding vehicle of another investment provider or because of the termination of the Plan are not Benefit Payments.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner or you: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contributions: Amounts paid to us by the Contract Owner for investment in a Contract.
Employer: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Talcott Resolution, we or us: Talcott Resolution Life Insurance Company.
Investment Choice: Any of the Sub-Accounts or the General Account option.
Participant (also, "you"): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.
Plan: An employee benefit plan or similar program that invests in a Contract.
Plan Related Expense: Amounts that you Surrender to pay certain administrative expenses or other Plan related expenses including, fees paid to consultants, auditors, third party administrators and other Plan services providers. Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.
Premium Tax:  The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Sub-Account Value: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Surrender Value: The amount we pay you if you terminate your Contract. The Surrender Value is equal to the Contract value minus any applicable charges.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state Premium Taxes may also be deducted when you make Contributions to the Contract or upon Surrender.
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Contributions)	None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)(1)
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
Installation Charge(2)	$1,000
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.
Annual Maintenance Fee(3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Program and Administrative Charge	0.50%
Total Separate Account Annual Expenses	0.50%
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.71%	1.43%
The BlackRock LifePath® Dynamic Retirement Funds are referred to as “fund of funds,” and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.

(1)
The Contingent Deferred Sales Charge applies to amounts Surrendered during the first five Contract Years. We do not assess a Contingent Deferred Sales Charge on Benefit Payments or Plan Related Expenses.

(2)
We may charge a one-time Installation Charge of up to $1,000 when you purchase your Contract. This charge is for establishing your initial Participant Accounts on our recordkeeping system. We currently waive the Installation Charge.

(3)
We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.

The next table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.
Annual Fund Operating Expenses
As of the Fund’s Year End
(As a percentage of average daily net assets)
Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
AB International Value Fund — Class A	0.750%	0.250%	0.430%	N/A	1.430%	N/A	1.430%
American Century U.S. Government Money Market Fund — Class A	0.450%	0.250%	0.010%	N/A	0.710%	N/A	0.710%
American Funds The Growth Fund of America® — Class R3	0.270%	0.500%	0.190%	N/A	0.960%	N/A	0.960%
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares	0.350%	0.250%	0.360%	0.270%	1.230%	0.310%	0.920%
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares	0.350%	0.250%	0.360%	0.260%	1.220%	0.310%	0.910%
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares	0.350%	0.250%	0.380%	0.270%	1.250%	0.330%	0.920%
Calvert Equity Fund — Class A	0.600%	0.250%	0.150%	N/A	1.000%	0.010%	0.990%
Goldman Sachs Mid Cap Value Fund — Class A	0.750%	0.250%	0.220%	N/A	1.220%	N/A	1.220%
Hotchkis and Wiley Large Cap Value Fund — Class A	0.700%	0.250%	0.240%	N/A	1.190%	N/A	1.190%
Invesco Comstock Fund — Class A	0.370%	0.250%	0.190%	0.010%	0.820%	0.010%	0.810%
Invesco Equity and Income Fund — Class A 1	0.350%	0.250%	0.190%	0.010%	0.800%	0.010%	0.790%
Lord Abbett Value Opportunities Fund — Class A	0.700%	0.250%	0.160%	N/A	1.110%	N/A	1.110%
PIMCO Total Return Fund — Class A	0.550%	0.250%	0.250%	N/A	1.050%	N/A	1.050%
Victory Diversified Stock Fund — Class A	0.650%	0.250%	0.180%	N/A	1.080%	N/A	1.080%
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	0.710%	0.250%	0.160%	0.010%	1.130%	N/A	1.130%
The Hartford SmallCap Growth Fund — Class A	0.710%	0.250%	0.290%	0.010%	1.260%	N/A	1.260%
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund — Class A	0.460%	0.250%	0.260%	N/A	0.970%	N/A	0.970%
The Hartford Capital Appreciation Fund — Class A	0.660%	0.250%	0.160%	0.010%	1.080%	N/A	1.080%
The Hartford Dividend and Growth Fund — Class A	0.610%	0.250%	0.140%	0.010%	1.010%	N/A	1.010%
The Hartford Healthcare Fund — Class A	0.860%	0.250%	0.190%	0.010%	1.310%	N/A	1.310%
The Hartford International Opportunities Fund — Class A	0.660%	0.250%	0.220%	N/A	1.130%	N/A	1.130%
The Hartford Multi-Asset Income and Growth Fund—Class A	0.560%	0.250%	0.210%	N/A	1.020%	N/A	1.020%
The Hartford Small Company Fund — Class A	0.820%	0.250%	0.270%	0.010%	1.350%	N/A	1.350%

(1)
Invesco Advisers, Inc. (Invesco) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

EXAMPLE
The Example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Talcott Resolution assumes a Participant Account value of  $10,000 to illustrate the charges that would be deducted. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract or Participant Account is Surrendered. We change the Annual Maintenance Fee for a $10,000 Participant Account value into a percentage to more easily calculate the charges. The percentage we use is 0.30%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Program and Administrative Charge	If you Surrender your Contract at the end of the applicable time period				If you do not Surrender your Contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.50%	$693	$1,003	$1,310	$2,573	$201	$679	$1,180	$2,543
CONDENSED FINANCIAL INFORMATION

When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see “How do I know what my Participant Account is worth?”.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information contained in this Prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
You may also obtain reports and other information about us by contacting our administrator using the information contained in this Prospectus, by visiting its website at www.massmutual.com/govnp.

SUMMARY
What are the Contracts?
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•
certain employee retirement or welfare benefit plans,

•
plans or programs of governmental entities,

•
the activities of certain organizations exempt from tax under section 501(c) of the Code, or

•
programs of certain institutions with assets in excess of 25 million dollars.

We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.
What type of sales charge will I pay?
You don’t pay a sales charge at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
You won’t be charged a Contingent Deferred Sales Charge on:
✓
Benefit Payments

✓
Plan Related Expenses

Is there an Installation Charge?
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. We currently waive the Installation Charge.
Is there an Annual Maintenance Fee?
We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:
•
Program and Administrative Charge — For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts.

•
Annual Fund Operating Expenses — These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund’s prospectuses.

Is there a deduction for Premium Taxes?
We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% – 3.5%.

Can I withdraw money from the Contract?
The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract “Surrenders”.
✓
You may have to pay a Contingent Deferred Sales Charge if the Surrender is not a Benefit Payment or for a Plan Related Expense.

✓
We pay Surrenders under the available Settlement Options.

What are the available Settlement Options?
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•
Payment in a single sum.

•
Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

PERFORMANCE RELATED INFORMATION
The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be different than the performance information published by the Separate Account because performance information of a retail mutual fund does not include the expenses charged by the Separate Account.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the Sub-Account’s inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses, any Contingent Deferred Sales Charge, Total Separate Account Annual Expenses, and the Annual Maintenance Fee.
A Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses, Total Separate Account Annual Expenses, and do not include deduction for Contingent Deferred Sales Charges or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.
If applicable, a Sub-Account may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the Annual Maintenance Fee.
A money market Sub-Account may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the Annual Maintenance Fee.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
TALCOTT RESOLUTION INSURANCE COMPANY
Talcott Resolution Life Insurance Company (“Talcott Resolution”) is a stock life insurance company. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
THE SEPARATE ACCOUNT
We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Talcott Resolution. The Separate Account meets the definition of  “separate account” under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:
•
Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.

•
Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•
Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

•
Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Separate Account Twelve was established on September 15, 2003.
THE FUNDS
The Separate Account is divided into “Sub-Accounts.” Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each underlying Fund’s prospectus. Before investing, you should carefully read each underlying Fund’s prospectus along with this Prospectus.
We do not guarantee the investment results of any of the underlying Funds. The Funds may not be available in all states or in all Contracts.

The Funds are retail mutual funds that are also available directly to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not incur the expenses of the Separate Account.
Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
AB International Value Fund — Class A	Long-term growth of capital.	AllianceBernstein, L.P.
American Century U.S. Government Money Market Fund — Class A†	Seeks current income while maintaining liquidity and preserving capital.	American Century Investment Management, Inc.
American Funds The Growth Fund of America® — Class R3	Seeks to provide growth of capital.	Capital Research and Management Company
Closed to Contracts issued on or about 5/11/2007.
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares	Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.	BlackRock Fund Advisors
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares	Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.	BlackRock Fund Advisors
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares	Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.	BlackRock Fund Advisors
Calvert Equity Fund — Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC.
Goldman Sachs Mid Cap Value Fund — Class A	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund — Class A	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
Invesco Comstock Fund — Class A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Equity and Income Fund — Class A	Seeks current income and secondly capital appreciation.	Invesco Advisers, Inc.
Lord Abbett Value Opportunities Fund — Class A	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
PIMCO Total Return Fund — Class A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
Victory Diversified Stock Fund — Class A	Provide long-term growth of capital.	Victory Capital Management Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	Seeks capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Cap Growth Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund - Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Capital Appreciation Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Dividend and Growth Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Healthcare Fund — Class A	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 5/1/2006.
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford International Opportunities Fund — Class A	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
The Hartford Multi-Asset Income and Growth Fund — Class A	Seeks to provide a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Formerly The Hartford Balanced Fund — Class A
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Company Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Notes
†
In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.

Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund’s shareholder meetings. To the extent required by federal securities laws or regulations, we will:
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Notify the Contract Owner of any Fund shareholders’ meeting if the shares held for the Contract may be voted;

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Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

•
Arrange for the handling and tallying of proxies received from Contract Owners;

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Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

•
Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.
Substitutions, Additions, or Deletions of Funds  —  We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments Received by Talcott Resolution from the Fund Families: On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution for the services provided in respect of the Contracts. Additionally, MassMutual and its affiliates are responsible for marketing and selling the Contracts and for paying sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts. We want you to know that Talcott Resolution receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called “revenue sharing” payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. We receive these fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.65% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. MassMutual expects to make a profit on the amount of the fees and payments that exceed MassMutual’s own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your plan selects.
For Example:
As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of  $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative service fee at a rate of 0.25% of assets annually, Talcott Resolution would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of  $750 for that year due to the plan’s investment in the Fund.
If the plan maintained an average balance of  $100,000 in an investment option investing in a different fund during the year where that Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative services fee at a rate of  $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Talcott Resolution would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of  $490 for that year due to the plan’s investment in the Fund.
You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Talcott Resolution has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Talcott Resolution would decrease.
Some of the Sub-Accounts available in the Contract invest in funds that are part of our own and MassMutual affiliated family of funds. In addition to any fees and payments Talcott Resolution and MassMutual may receive with respect to those funds, one or more of our and MassMutual affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.
For information on which underlying Funds pay Talcott Resolution such fees and at what level, please visit our website at www.massmutual.com/govnp or call 1-800-528-9009. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution: MassMutual, as administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police

Organizations (NAPO), Government Finance Officers Association (GFOA), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, MassMutual pays endorsement/sponsorship fees to NAPO, GFOA, FOP, and NAGDCA, which allows MassMutual to advertise its retirement products and services to their member organizations and individuals.
GENERAL ACCOUNT OPTION
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Surrenders and Transfers: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrender request at our Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a contingent deferred sales charge or a market value adjustment and may be deferred.
The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
CONTRACT CHARGES
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including:
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the cost of preparing sales literature,

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commissions and other compensation paid to broker-dealers and their registered representatives, and

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other promotional and distribution related activities.

If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from the Program and Administrative Charge.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•
Benefit Payments — We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay benefits to a Participant or a beneficiary under the terms of your plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your plan are not Benefit Payments. Upon our request, you must provide documentation acceptable to us that a Surrender is a Benefit Payment.

•
Plan Related Expenses — We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay certain administrative expenses or other Plan related expenses including, fees to consultants, auditors, third party administrators and other Plan service providers. We call these amounts “Plan Related Expenses.” Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.

We will allocate the deduction of the Contingent Deferred Sales Charge among all Participant Accounts on a pro-rata basis unless the Contract Owner elects a different allocation of the deduction for the Contingent Deferred Sales Charge.
Installation Charge
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. The Installation Charge is to help cover our costs of reconciling your plan’s Participant records with your investment allocation instructions. We currently waive the Installation Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.
Program and Administrative Charge: For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts. This charge continues for the life of the Contract.
When you purchase the Contract, you choose one of the following two methods that the Program and Administrative Charge is deducted under the Contract:
Method One: The Program and Administrative Charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit values are determined each day.
Method Two: The Program and Administrative Charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from Participant Accounts by redeeming the Accumulation Units in proportion to the amount of the charge.
We provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials. The Program and Administrative Charge compensates us for providing administrative services under the Contracts.
If the Program and Administrative Charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the Program and Administrative Charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as any revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the Program and Administrative Charge.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds’ prospectuses.
Plan Related Expenses: The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.
THE CONTRACTS
The Contracts Offered
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•
certain employee retirement or welfare benefit plans,

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plans or programs of governmental entities,

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the activities of certain organizations exempt from tax under section 501(c) of the Code, or

•
programs of certain institutions with assets in excess of 25 million dollars.

The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Pricing and Crediting of Contributions We credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at our Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.
Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

May I make changes in the amounts of my Contribution?
Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.
What Happens When you Request a Sub-Account Transfer?
Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of  (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of  $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•
If the only transfer you make on a day is a transfer of  $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

•
If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•
Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•
Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

•
However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.

Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to the underlying Fund's trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist the Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that underlying Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the underlying Fund's trading policies will be considered not in good order.
In certain circumstances, the underlying Fund's trading policies do not apply or may be limited. For instance:
•
Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

•
An underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•
Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•
Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own or are Participants under this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•
Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

•
Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Fraud
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our Contract Owners and Participants accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1.   Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2.   Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3.   Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Participant Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your Participant account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.

Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:
Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
Cyber Security and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying Funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract Owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the

COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
How do I know what a Participant Account is worth?
The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect the Sub-Account value:   (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.
To determine the current Accumulation Unit value, we take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.
Method One
The Net Investment Factor for each Sub-Account equals:
•
the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by

•
the net asset value per share of the corresponding Fund at the end of the prior Valuation Day; multiplied by

•
the daily expense factor for the program and administrative charge and any other applicable charges, adjusted for the number of days in the period.

Method Two (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)
The Net Investment Factor for each Sub-Account equals:
•
the net asset value per share of the corresponding Fund at the end of the current Valuation Day; divided by

•
the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units. We deduct the Program and Administrative Charge from Participant Accounts each calendar quarter by redeeming Accumulation Units in proportion to the amount of the charge.
We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at
www.massmutual.com/govnp.
How are the underlying Fund shares valued?
The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds’ prospectus.

SURRENDERS
Full Surrenders
If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes, Annual Maintenance Fees, and Contingent Deferred Sales Charges. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.
Partial Surrenders
You may request a partial Surrender of Contract values at any time before you terminate your Contract. We will deduct any applicable Annual Maintenance Fee from Participant Accounts and we will deduct any applicable Contingent Deferred Sales Charges. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from the remaining Contract value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract value, that amount will also be subject to a Contingent Deferred Sales Charge.
Settlement Options
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•
Payment in a single lump sum.

•
Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

How do I request a Surrender?
The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for partial Surrenders must be in writing or by electronic file in a format agreed to by us.
We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.
Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.

FEDERAL TAX CONSIDERATIONS
What are some of the federal tax consequences that affect these contracts?
A. General
Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.
Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.
B.Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.
C. Contract Purchases by Foreign Entities
Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.
MORE INFORMATION
Can a Contract be modified?
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate and the Contingent Deferred Sales Charges which is applicable at the effective date of a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.

Can Talcott Resolution waive any rights under a Contract?
We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.
How Contracts Are Sold — Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as the principal underwriter for the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.
MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).
We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.
Additional Payments may be used for various purposes, and may take various forms, such as:
•
Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.

•
Payments for inclusion of our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.

•
Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

•
Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.

•
Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.

•
“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.

•
Occasional meals and entertainment, tickets to sporting events and other gifts.

As of December 31, 2019, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:
Amerprise Financial Services, Inc., Commonwealth Financial Network, GRP Advisor Alliance, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., Resources Investment Advisors, LLC, Retirement Plan Advisory Group, and Strategic Retirement Partners, LLC.
Inclusion on this list does not imply that these arrangements necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.
For the fiscal year ended December 31, 2019, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $1.0 million.
Who is the custodian of the Separate Account’s assets?
Talcott Resolution is the custodian of the Separate Account’s assets.
Are there any material legal proceedings affecting the Separate Accounts?
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
How may I get additional information?
Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:
MassMutual U.S. Workplace Solutions
P.O. Box 1583
Hartford, CT 06144-1583
You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.

GENERAL INFORMATION
Safekeeping of Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 185 Asylum St, Hartford, Connecticut 06103.
The financial statements of Talcott Resolution Life Insurance Company Separate Account Twelve as of December 31, 2019 and for each of the years or periods in the three years then ended presented therein, have been included herein in reliance upon the report of KPMG LLP, an independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is Two Financial Center, 60 South Street, Boston MA 20111.
Non-Participating
The Contract is non-participating and we pay no dividends.
Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2019, 2018, and 2017, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Additional Payments
As of December 31, 2019, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.
PERFORMANCE RELATED INFORMATION
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Talcott Resolution uses a hypothetical initial premium payment of  $1,000.00 and deducts for any applicable Program and Administrative Charge, the highest possible Contingent Deferred Sales Charge, and the Annual Maintenance Fee.

The formula Talcott Resolution uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of  $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Contingent Deferred Sales Charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period. This figure reflects deductions for the Program and Administrative Charge and the Annual Maintenance Fee.
The formula Talcott Resolution uses to calculate yield is YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying Fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Talcott Resolution takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Talcott Resolution then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, Talcott Resolution then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Talcott Resolution deducts for the Program and Administrative Charge, and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Talcott Resolution uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
HV-4900

Report of Independent Registered Public Accounting Firm

Those charged with governance
Talcott Resolution Life Insurance Company Separate Account Twelve:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the Talcott Resolution Life Insurance Company Separate Account Twelve (the Separate Account) as of December 31, 2019, the related statements of operations and changes in net assets for each of the years or periods (as described in the Appendix) in the three-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years or periods in the five-year period ended (collectively, the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2019, the results of its operations and the changes in its net assets for each of the years or periods in the three-year period then ended (as described in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 2015.

Boston, Massachusetts
April 27, 2020

Appendix

Statement of assets and liabilities as of December 31, 2019, and the related statement of operations and changes in net assets for each of the years or periods in the three year period then ended.

AB International Value Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic Retirement Fund

Calvert Equity Fund

Goldman Sachs Mid Cap Value Fund

The Hartford Dividend and Growth Fund

The Hartford International Opportunities Fund

The Hartford Small Company Fund

The Hartford Growth Opportunities Fund

The Hartford Capital Appreciation Fund

The Hartford Balanced Fund

The Hartford Small Cap Growth Fund

Hotchkis and Wiley Large Cap Value Fund

Lord Abbett Value Opportunities Fund

PIMCO Total Return Fund

Victory Diversified Stock Fund

Invesco Comstock Fund

Invesco Equity and Income Fund

Statements of Operations and Changes in Net Assets for the period from January 1, 2019 to November 15, 2019 (merger or replacement date) and for each of the years in the two year period ended December 31, 2018.

BlackRock LifePath® Dynamic 2020 Fund

Statement of Assets and liabilities as of December 31, 2019, and the related Statements of Operations and the Statement of Changes in Net Assets for the year ended December 31, 2019 and the Statement of Changes in Net Assets for the period from June 22, 2018 (inception) to December 31, 2018

Hartford International Equity Fund

Statements of Operations and Changes in Net Assets for the period from January 1, 2018 to June 22, 2018 (merger or replacement date) and for the year ended December 31, 2017.

Hartford Global Equity Income Fund

Statements of Operations and Changes in Net Assets as of December 31, 2018 and December 31, 2017

American Funds The Growth Fund of America

Statements of Operations and Changes in Net Assets as of December 31, 2018 and December 31, 2017

The Hartford Healthcare Fund

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Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
For the Year Ended December 31, 2019

	AB International Value Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account	BlackRock LifePath® Dynamic Retirement Fund Sub-Account (1)
Assets:
Investments:
Number of shares	842	3,682	4,387	1,931
Cost	$11,217	$51,070	$73,094	$18,477
Maket Value	$11,047	$47,941	$67,743	$18,499
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	—	4	49	5
Other assets	—	6	—	—
Total assets	11,047	47,951	67,792	18,504
Liabilities:
Due to Sponsor	1	10	56	5
Payable for fund shares purchased	—	—	—	—
Other liabilities	3	—	—	1
Total liabilities	4	10	56	6
Net assets:
For contract liabilities	$11,043	$47,941	$67,736	$18,498
Deferred contracts in the accumulation period:
Units owned by participants #	1,269	2,753	3,553	1,020
Minimum unit fair value #*	$8.429235	$13.020000	$15.440000	$18.131471
Maximum unit fair value #*	$13.120000	$18.614113	$19.175905	$18.131471
Contract liablility	$11,043	$47,941	$67,736	$18,498
Deferred contracts in the annuity period:
Units owned by participants #
Minimum unit fair value #*
Maximum unit fair value #*
Contract liablility

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(1)  Effective November 15, 2019 BlackRock LifePath® Dynamic 2020 Fund merged with BlackRock LifePath® Dynamic Retirement Fund

The accompanying notes are an integral part of these financial statements.

	Calvert Equity Fund Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Assets:
Investments:
Number of shares	1,842	833	17,501	11,771
Cost	$78,338	$30,052	$406,876	$186,420
Maket Value	$101,622	$28,458	$464,306	$193,045
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	2	—	18	7
Other assets	—	—	—	2
Total assets	101,624	28,458	464,324	193,054
Liabilities:
Due to Sponsor	2	3	24	10
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	1	2	—
Total liabilities	2	4	26	10
Net assets:
For contract liabilities	$101,622	$28,454	$464,298	$193,044
Deferred contracts in the accumulation period:
Units owned by participants #	2,895	832	13,561	11,477
Minimum unit fair value #*	$34.160564	$23.880812	$26.530000	$16.400000
Maximum unit fair value #*	$55.180000	$34.180000	$35.558995	$16.844004
Contract liablility	$101,622	$28,454	$464,298	$193,044
Deferred contracts in the annuity period:
Units owned by participants #
Minimum unit fair value #*
Maximum unit fair value #*
Contract liablility

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities — (continued)
For the Year Ended December 31, 2019

	The Hartford Small Company Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account	The Hartford Small Cap Growth Fund Sub-Account
Assets:
Investments:
Number of shares	7,452	3,801	9,623	1,550	1,167
Cost	$143,581	$147,430	$351,059	$31,147	$52,317
Maket Value	$154,992	$149,692	$360,077	$31,706	$57,770
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	2	18	12	2	3
Other assets	1	—	—	2	—
Total assets	154,995	149,710	360,089	31,710	57,773
Liabilities:
Due to Sponsor	8	19	16	7	11
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	1
Total liabilities	8	19	16	7	12
Net assets:
For contract liabilities	$154,987	$149,691	$360,073	$31,703	$57,761
Deferred contracts in the accumulation period:
Units owned by participants #	5,048	4,502	10,231	1,500	1,995
Minimum unit fair value #*	$20.800000	$32.775353	$34.646338	$20.460000	$27.786431
Maximum unit fair value #*	$35.812487	$39.380000	$37.420000	$23.268315	$49.520000
Contract liablility	$154,987	$149,691	$360,073	$31,703	$57,761
Deferred contracts in the annuity period:
Units owned by participants #
Minimum unit fair value #*
Maximum unit fair value #*
Contract liablility

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account	Victory Diversified Stock Fund Sub-Account
Assets:
Investments:
Number of shares	—	3,304	4,844	3,228
Cost	$6	$62,655	$51,329	$58,747
Maket Value	$8	$58,092	$50,083	$56,548
Due from Sponsor Company	—	—	—	—
Receivable from fund shares sold	—	2	2	4
Other assets	1	—	—	—
Total assets	9	58,094	50,085	56,552
Liabilities:
Due to Sponsor	7	12	7	11
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	1	1	1
Total liabilities	7	13	8	12
Net assets:
For contract liabilities	$2	$58,081	$50,077	$56,540
Deferred contracts in the accumulation period:
Units owned by participants #	—	3,644	3,016	2,556
Minimum unit fair value #*	$26.683624	$15.789330	$10.340000	$17.520000
Maximum unit fair value #*	$35.290000	$17.580000	$18.170482	$23.196270
Contract liablility	$2	$58,081	$50,077	$56,540
Deferred contracts in the annuity period:
Units owned by participants #
Minimum unit fair value #*
Maximum unit fair value #*
Contract liablility

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities — (concluded)
For the Year Ended December 31, 2019

	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account	Hartford International Equity Fund Sub-Account
Assets:
Investments:
Number of shares	786	11,835	309
Cost	$18,766	$116,921	$3,386
Maket Value	$19,691	$121,787	$3,415

Due from Sponsor Company	—	—	—

Receivable from fund shares sold	2	—	—
Other assets	—	1	—
Total assets	19,693	121,788	3,415
Liabilities:
Due to Sponsor	6	—	—
Payable for fund shares purchased	—	—	—
Other liabilities	1	—	3
Total liabilities	7	—	3
Net assets:
For contract liabilities	$19,686	$121,788	$3,412
Deferred contracts in the accumulation period:
Units owned by participants #	802	5,726	309
Minimum unit fair value #*	$24.002998	$10.290000	$11.060000
Maximum unit fair value #*	$25.050000	$22.509325	$11.060000
Contract liablility	$19,686	$121,788	$3,412
Deferred contracts in the annuity period:
Units owned by participants #
Minimum unit fair value #*
Maximum unit fair value #*
Contract liablility

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2019

	AB International Value Fund Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account (1)	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account	BlackRock LifePath® Dynamic Retirement Fund Sub-Account
Investment income:
Dividends	$120	$563	$829	$1,343	$123
Expenses:
Administrative charges	(45)	(76)	(150)	(287)	(12)
Total Expenses	(45)	(76)	(150)	(287)	(12)
Net Investment income (loss)	75	487	679	1,056	111
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5)	(2,409)	(35)	(57)	—
Net realized gain on distributions	—	810	1,961	3,197	178
Net unrealized appreciation (depreciation) of Investments during the year	1,378	3,420	3,587	8,396	24
Net gain (loss) on investments	1,373	1,821	5,513	11,536	202
Net increase (decrease) in net assets resulting from operations	$1,448	$2,308	$6,192	$12,592	$313

(1)  Effective November 15, 2019 BlackRock LifePath® Dynamic 2020 Fund merged with BlackRock LifePath® Dynamic Retirement Fund

The accompanying notes are an integral part of these financial statements.

	Calvert Equity Fund Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Investment income:
Dividends	$30	$174	$6,098	$2,451
Expenses:
Administrative charges	(410)	—	(1,722)	(760)
Total Expenses	(410)	—	(1,722)	(760)
Net Investment income (loss)	(380)	174	4,376	1,691
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	324	(680)	490	(57)
Net realized gain on distributions	2,738	678	12,594	—
Net unrealized appreciation (depreciation) of Investments during the year	22,570	6,931	74,120	32,851
Net gain (loss) on investments	25,632	6,929	87,204	32,794
Net increase (decrease) in net assets resulting from operations	$25,252	$7,103	$91,580	$34,485

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (continued)
For the Year Ended December 31, 2019

	The Hartford Small Company Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account	The Hartford Small Cap Growth Fund Sub-Account
Investment income:
Dividends	$—	$—	$1,620	$1,048	$—
Expenses:
Administrative charges	(508)	(578)	(1,238)	(40)	(226)
Total Expenses	(508)	(578)	(1,238)	(40)	(226)
Net Investment income (loss)	(508)	(578)	382	1,008	(226)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	253	29	(612)	351	9
Net realized gain on distributions	8,916	8,892	14,978	4,015	854
Net unrealized appreciation (depreciation) of Investments during the year	31,461	20,684	64,518	(1,096)	13,720
Net gain (loss) on investments	40,630	29,605	78,884	3,270	14,583
Net increase (decrease) in net assets resulting from operations	$40,122	$29,027	$79,266	$4,278	$14,357

The accompanying notes are an integral part of these financial statements.

	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account	Victory Diversified Stock Fund Sub-Account
Investment income:
Dividends	$—	$197	$1,650	$189
Expenses:
Administrative charges	—	(218)	(206)	(202)
Total Expenses	—	(218)	(206)	(202)
Net Investment income (loss)	—	(21)	1,444	(13)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	(89)	(63)	(22)
Net realized gain on distributions	—	5,813	40	3,474
Net unrealized appreciation (depreciation) of Investments during the year	2	3,673	1,884	8,127
Net gain (loss) on investments	2	9,397	1,861	11,579
Net increase (decrease) in net assets resulting from operations	$2	$9,376	$3,305	$11,566

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (concluded)
For the Year Ended December 31, 2019

	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account	Hartford International Equity Fund Sub-Account
Investment income:
Dividends	$393	$2,107	$73
Expenses:
Administrative charges	(47)	(513)	—
Total Expenses	(47)	(513)	—
Net Investment income (loss)	346	1,594	73
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	92	156	(101)
Net realized gain on distributions	997	5,065	—
Net unrealized appreciation (depreciation) of Investments during the year	2,691	12,031	724
Net gain (loss) on investments	3,780	17,252	623
Net increase (decrease) in net assets resulting from operations	$4,126	$18,846	$696

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2018

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account
Investment income:
Dividends	$21	$—	$398	$520
Expenses:
Administrative charges	(67)	(21)	(86)	(147)
Total Expenses	(67)	(21)	(86)	(147)
Net Investment income (loss)	(46)	(21)	312	373
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,700	6,905	(200)	(6,544)
Net realized gain on distributions	—	—	1,169	2,527
Net unrealized appreciation (depreciation) of Investments during the year	(5,741)	(5,387)	(2,043)	2,440
Net gain (loss) on investments	(2,041)	1,518	(1,074)	(1,577)
Net increase (decrease) in net assets resulting from operations	$(2,087)	$1,497	$(762)	$(1,204)

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic 2040 Fund Sub-Account	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account
Investment income:
Dividends	$918	$—	$19	$125
Expenses:
Administrative charges	(273)	(1)	(313)	(42)
Total Expenses	(273)	(1)	(313)	(42)
Net Investment income (loss)	645	(1)	(294)	83
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,892)	(119)	158	(10,327)
Net realized gain on distributions	5,739	1	5,431	3,560
Net unrealized appreciation (depreciation) of Investments during the year	(8,709)	114	(2,782)	3,321
Net gain (loss) on investments	(4,862)	(4)	2,807	(3,446)
Net increase (decrease) in net assets resulting from operations	$(4,217)	$(5)	$2,513	$(3,363)

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (continued)
For the Year Ended December 31, 2018

	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account
Investment income:
Dividends	$4,821	$1,671	$—	$—
Expenses:
Administrative charges	(2,356)	(650)	(753)	(524)
Total Expenses	(2,356)	(650)	(753)	(524)
Net Investment income (loss)	2,465	1,021	(753)	(524)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	216,271	(274)	68,402	247,093
Net realized gain on distributions	30,348	3,158	22,276	—
Net unrealized appreciation (depreciation) of Investments during the year	(265,727)	(33,541)	(77,046)	(218,136)
Net gain (loss) on investments	(19,108)	(30,657)	13,632	28,957
Net increase (decrease) in net assets resulting from operations	$(16,643)	$(29,636)	$12,879	$28,433

The accompanying notes are an integral part of these financial statements.

	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account	The Hartford Small Cap Growth Fund Sub-Account
Investment income:
Dividends	$—	$954	$586	$—
Expenses:
Administrative charges	(437)	(1,540)	(616)	(253)
Total Expenses	(437)	(1,540)	(616)	(253)
Net Investment income (loss)	(437)	(586)	(30)	(253)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9,654	33,007	279,489	17,451
Net realized gain on distributions	22,784	40,308	1,821	9,824
Net unrealized appreciation (depreciation) of Investments during the year	(31,973)	(62,192)	(277,606)	(31,458)
Net gain (loss) on investments	465	11,123	3,704	(4,183)
Net increase (decrease) in net assets resulting from operations	$28	$10,537	$3,674	$(4,436)

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (concluded)
For the Year Ended December 31, 2018

	Hartford Global Equity Income Fund Sub-Account (1)	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Investment income:
Dividends	$69	$—	$16	$1,299
Expenses:
Administrative charges	(5)	(2)	(173)	(218)
Total Expenses	(5)	(2)	(173)	(218)
Net Investment income (loss)	64	(2)	(157)	1,081
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,752	764	33	(4,294)
Net realized gain on distributions	49	—	3,610	—
Net unrealized appreciation (depreciation) of Investments during the year	(1,927)	(744)	(8,737)	1,801
Net gain (loss) on investments	(126)	20	(5,094)	(2,493)
Net increase (decrease) in net assets resulting from operations	$(62)	$18	$(5,251)	$(1,412)

(1)  Effective June 22, 2018 Hartford Global Equity Income Fund merged with Hartford International Equity Fund

(2)  Newly funded June 22, 2018

The accompanying notes are an integral part of these financial statements.

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account	Hartford International Equity Fund Sub-Account (2)
Investment income:
Dividends	$142	$259	$1,977	$10
Expenses:
Administrative charges	(175)	(57)	(455)	—
Total Expenses	(175)	(57)	(455)	—
Net Investment income (loss)	(33)	202	1,522	10
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(230)	736	1,595	(20)
Net realized gain on distributions	4,111	1,294	5,679	8
Net unrealized appreciation (depreciation) of Investments during the year	(9,642)	(4,819)	(19,099)	(695)
Net gain (loss) on investments	(5,761)	(2,789)	(11,825)	(707)
Net increase (decrease) in net assets resulting from operations	$(5,794)	$(2,587)	$(10,303)	$(697)

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2017

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account
Investment income:
Dividends	$694	$42	$418	$1,354	$1,454
Expenses:
Administrative charges	(172)	(132)	(197)	(409)	(371)
Total Expenses	(172)	(132)	(197)	(409)	(371)
Net Investment income (loss)	522	(90)	221	945	1,083
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	136	41	(5,112)	(48)	(1,188)
Net realized gain on distributions	—	1,819	780	10,342	10,397
Net unrealized appreciation (depreciation) of Investments during the year	6,732	4,097	9,780	2,286	5,022
Net gain (loss) on investments	6,868	5,957	5,448	12,580	14,231
Net increase (decrease) in net assets resulting from operations	$7,390	$5,867	$5,669	$13,525	$15,314

(1)  Formerly Calvert Equity Portfolio, change effective November 6, 2017

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account (1)	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Investment income:
Dividends	$3,412	$61	$468	$21,965	$1,622
Expenses:
Administrative charges	(10)	(245)	(289)	(7,435)	(481)
Total Expenses	(10)	(245)	(289)	(7,435)	(481)
Net Investment income (loss)	3,402	(184)	179	14,530	1,141
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(24,224)	828	(621)	7,935	137
Net realized gain on distributions	18,081	4,378	11,512	155,092	4,467
Net unrealized appreciation (depreciation) of Investments during the year	34,818	6,328	(2,113)	67,200	15,918
Net gain (loss) on investments	28,675	11,534	8,778	230,227	20,522
Net increase (decrease) in net assets resulting from operations	$32,077	$11,350	$8,957	$244,757	$21,663

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (continued)
For the Year Ended December 31, 2017

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Investment income:
Dividends	$—	$—	$—	$6,939	$10,250
Expenses:
Administrative charges	(2,512)	(3,526)	(484)	(4,331)	(3,923)
Total Expenses	(2,512)	(3,526)	(484)	(4,331)	(3,923)
Net Investment income (loss)	(2,512)	(3,526)	(484)	2,608	6,327
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(208)	3,772	588	1,926	8,683
Net realized gain on distributions	—	37,320	10,640	126,344	—
Net unrealized appreciation (depreciation) of Investments during the year	121,166	89,600	15,840	43,681	94,806
Net gain (loss) on investments	120,958	130,692	27,068	171,951	103,489
Net increase (decrease) in net assets resulting from operations	$118,446	$127,166	$26,584	$174,559	$109,816

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Investment income:
Dividends	$—	$327	$33	$—	$2,286
Expenses:
Administrative charges	(475)	(34)	(11)	(137)	(457)
Total Expenses	(475)	(34)	(11)	(137)	(457)
Net Investment income (loss)	(475)	293	22	(137)	1,829
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	780	66	19	(4)	(569)
Net realized gain on distributions	5,243	—	—	2,503	—
Net unrealized appreciation (depreciation) of Investments during the year	11,808	1,549	323	914	2,973
Net gain (loss) on investments	17,831	1,615	342	3,413	2,404
Net increase (decrease) in net assets resulting from operations	$17,356	$1,908	$364	$3,276	$4,233

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statement of Operations — (concluded)
For the Year Ended December 31, 2017

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Investment income:
Dividends	$184	$265	$2,065
Expenses:
Administrative charges	(145)	(64)	(429)
Total Expenses	(145)	(64)	(429)
Net Investment income (loss)	39	201	1,636
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	27	211	2,764
Net realized gain on distributions	7,323	401	4,604
Net unrealized appreciation (depreciation) of Investments during the year	604	1,756	1,210
Net gain (loss) on investments	7,954	2,368	8,578
Net increase (decrease) in net assets resulting from operations	$7,993	$2,569	$10,214

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2019

	AB International Value Fund Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account (1)	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account	BlackRock LifePath® Dynamic Retirement Fund Sub-Account
Operations:
Net investment income (loss)	$75	$487	$679	$1,056	$111
Net realized gain (loss) on security transactions	(5)	(2,409)	(35)	(57)	—
Net realized gain on distributions	—	810	1,961	3,197	178
Net unrealized appreciation (depreciation) of investments during the year	1,378	3,420	3,587	8,396	24
Net increase (decrease) in net assets resulting from operations	1,448	2,308	6,192	12,592	313
Unit transactions:
Purchases	1,011	—	18,255	6,954	—
Net transfers	—	(18,190)	—	—	18,190
Surrenders for benefit payments and fees	(50)	(14)	(1,196)	(196)	(5)
Other transactions	—	(2)	—	(2)	—
Net increase (decrease) in net assets resulting from unit transactions	961	(18,206)	17,059	6,756	18,185
Net increase (decrease) in net assets	2,409	(15,898)	23,251	19,348	18,498
Net Assets:
Beginning of year	8,634	15,900	24,690	48,388	—
End of Year	$11,043	$2	$47,941	$67,736	$18,498

(1)  Effective November 15, 2019 BlackRock LifePath® Dynamic 2020 Fund merged with BlackRock LifePath® Dynamic Retirement Fund

The accompanying notes are an integral part of these financial statements.

	Calvert Equity Fund Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Operations:
Net investment income (loss)	$(380)	$174	$4,376	$1,691
Net realized gain (loss) on security transactions	324	(680)	490	(57)
Net realized gain on distributions	2,738	678	12,594	—
Net unrealized appreciation (depreciation) of investments during the year	22,570	6,931	74,120	32,851
Net increase (decrease) in net assets resulting from operations	25,252	7,103	91,580	34,485
Unit transactions:
Purchases	6,721	500	59,587	31,473
Net transfers	1,862	1,030	6,889	1,238
Surrenders for benefit payments and fees	(15)	(3,880)	(6,137)	(649)
Other transactions	—	—	—	2
Net increase (decrease) in net assets resulting from unit transactions	8,568	(2,350)	60,339	32,064
Net increase (decrease) in net assets	33,820	4,753	151,919	66,549
Net Assets:
Beginning of year	67,802	23,701	312,379	126,495
End of Year	$101,622	$28,454	$464,298	$193,044

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2019

	The Hartford Small Company Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account	The Hartford Small Cap Growth Fund Sub-Account
Operations:
Net investment income (loss)	$(508)	$(578)	$382	$1,008	$(226)
Net realized gain (loss) on security transactions	253	29	(612)	351	9
Net realized gain on distributions	8,916	8,892	14,978	4,015	854
Net unrealized appreciation (depreciation) of investments during the year	31,461	20,684	64,518	(1,096)	13,720
Net increase (decrease) in net assets resulting from operations	40,122	29,027	79,266	4,278	14,357
Unit transactions:
Purchases	14,747	26,402	34,272	700	5,619
Net transfers	(6,439)	1,223	424	(2,682)	—
Surrenders for benefit payments and fees	(6,259)	(70)	(11,383)	(77)	(2,769)
Other transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	2,049	27,555	23,313	(2,059)	2,850
Net increase (decrease) in net assets	42,171	56,582	102,579	2,219	17,207
Net Assets:
Beginning of year	112,816	93,109	257,494	29,484	40,554
End of Year	$154,987	$149,691	$360,073	$31,703	$57,761

The accompanying notes are an integral part of these financial statements.

	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account	Victory Diversified Stock Fund Sub-Account
Operations:
Net investment income (loss)	$—	$(21)	$1,444	$(13)
Net realized gain (loss) on security transactions	—	(89)	(63)	(22)
Net realized gain on distributions	—	5,813	40	3,474
Net unrealized appreciation (depreciation) of investments during the year	2	3,673	1,884	8,127
Net increase (decrease) in net assets resulting from operations	2	9,376	3,305	11,566
Unit transactions:
Purchases	—	12,607	4,901	4,711
Net transfers	—	(121)	(93)	4,663
Surrenders for benefit payments and fees	—	(918)	(1,345)	(14)
Other transactions	—	—	5	—
Net increase (decrease) in net assets resulting from unit transactions	—	11,568	3,468	9,360
Net increase (decrease) in net assets	2	20,944	6,773	20,926
Net Assets:
Beginning of year	—	37,137	43,304	35,614
End of Year	$2	$58,081	$50,077	$56,540

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2019

	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account	Hartford International Equity Fund Sub-Account
Operations:
Net investment income (loss)	$346	$1,594	$73
Net realized gain (loss) on security transactions	92	156	(101)
Net realized gain on distributions	997	5,065	—
Net unrealized appreciation (depreciation) of investments during the year	2,691	12,031	724
Net increase (decrease) in net assets resulting from operations	4,126	18,846	696
Unit transactions:
Purchases	—	11,716	100
Net transfers	(85)	—	—
Surrenders for benefit payments and fees	(1,353)	(2,232)	(1,476)
Other transactions	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,438)	9,484	(1,376)
Net increase (decrease) in net assets	2,688	28,330	(680)
Net Assets:
Beginning of year	16,998	93,458	4,092
End of Year	$19,686	$121,788	$3,412

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2018

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account
Operations:
Net investment income (loss)	$(46)	$(21)	$312	$373
Net realized gain (loss) on security transactions	3,700	6,905	(200)	(6,544)
Net realized gain on distributions	—	—	1,169	2,527
Net unrealized appreciation (depreciation) of investments during the year	(5,741)	(5,387)	(2,043)	2,440
Net increase (decrease) in net assets resulting from operations	(2,087)	1,497	(762)	(1,204)
Unit transactions:
Purchases	1,382	491	25	6,143
Net transfers	652	—	—	—
Surrenders for benefit payments and fees	(28,802)	(31,163)	(2,807)	(75,352)
Other transactions	—	(4)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(26,768)	(30,676)	(2,782)	(69,209)
Net increase (decrease) in net assets	(28,855)	(29,179)	(3,544)	(70,413)
Net Assets:
Beginning of year	37,489	29,179	19,444	95,103
End of Year	$8,634	$—	$15,900	$24,690

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic 2040 Fund Sub-Account	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account
Operations:
Net investment income (loss)	$645	$(1)	$(294)	$83
Net realized gain (loss) on security transactions	(1,892)	(119)	158	(10,327)
Net realized gain on distributions	5,739	1	5,431	3,560
Net unrealized appreciation (depreciation) of investments during the year	(8,709)	114	(2,782)	3,321
Net increase (decrease) in net assets resulting from operations	(4,217)	(5)	2,513	(3,363)
Unit transactions:
Purchases	8,368	49	7,135	3,902
Net transfers	406	—	—	—
Surrenders for benefit payments and fees	(35,893)	(2,058)	(1,248)	(65,956)
Other transactions	—	—	(3)	(1)
Net increase (decrease) in net assets resulting from unit transactions	(27,119)	(2,009)	5,884	(62,055)
Net increase (decrease) in net assets	(31,336)	(2,014)	8,397	(65,418)
Net Assets:
Beginning of year	79,724	2,014	59,405	89,119
End of Year	$48,388	$—	$67,802	$23,701

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2018

	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account
Operations:
Net investment income (loss)	$2,465	$1,021	$(753)	$(524)
Net realized gain (loss) on security transactions	216,271	(274)	68,402	247,093
Net realized gain on distributions	30,348	3,158	22,276	—
Net unrealized appreciation (depreciation) of investments during the year	(265,727)	(33,541)	(77,046)	(218,136)
Net increase (decrease) in net assets resulting from operations	(16,643)	(29,636)	12,879	28,433
Unit transactions:
Purchases	130,885	29,919	47,064	39,721
Net transfers	2,546	(2,111)	1,204	(5,761)
Surrenders for benefit payments and fees	(1,483,688)	(2,870)	(555,397)	(799,776)
Other transactions	—	—	(3)	(2)
Net increase (decrease) in net assets resulting from unit transactions	(1,350,257)	24,938	(507,132)	(765,818)
Net increase (decrease) in net assets	(1,366,900)	(4,698)	(494,253)	(737,385)
Net Assets:
Beginning of year	1,679,279	131,193	607,069	737,385
End of Year	$312,379	$126,495	$112,816	$—

The accompanying notes are an integral part of these financial statements.

	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account	The Hartford Small Cap Growth Fund Sub-Account
Operations:
Net investment income (loss)	$(437)	$(586)	$(30)	$(253)
Net realized gain (loss) on security transactions	9,654	33,007	279,489	17,451
Net realized gain on distributions	22,784	40,308	1,821	9,824
Net unrealized appreciation (depreciation) of investments during the year	(31,973)	(62,192)	(277,606)	(31,458)
Net increase (decrease) in net assets resulting from operations	28	10,537	3,674	(4,436)
Unit transactions:
Purchases	23,821	81,720	51,420	5,633
Net transfers	6,847	745	—	4,970
Surrenders for benefit payments and fees	(66,031)	(860,209)	(877,807)	(78,355)
Other transactions	(4)	—	—	(3)
Net increase (decrease) in net assets resulting from unit transactions	(35,367)	(777,744)	(826,387)	(67,755)
Net increase (decrease) in net assets	(35,339)	(767,207)	(822,713)	(72,191)
Net Assets:
Beginning of year	128,448	1,024,701	852,197	112,745
End of Year	$93,109	$257,494	$29,484	$40,554

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2018

	Hartford Global Equity Income Fund Sub-Account (1)	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Operations:
Net investment income (loss)	$64	$(2)	$(157)	$1,081
Net realized gain (loss) on security transactions	1,752	764	33	(4,294)
Net realized gain on distributions	49	—	3,610	—
Net unrealized appreciation (depreciation) of investments during the year	(1,927)	(744)	(8,737)	1,801
Net increase (decrease) in net assets resulting from operations	(62)	18	(5,251)	(1,412)
Unit transactions:
Purchases	459	—	9,467	7,449
Net transfers	(4,375)	—	365	(6,766)
Surrenders for benefit payments and fees	(7,726)	(2,366)	(10,113)	(55,476)
Other transactions	—	(2)	(3)	1
Net increase (decrease) in net assets resulting from unit transactions	(11,642)	(2,368)	(284)	(54,792)
Net increase (decrease) in net assets	(11,704)	(2,350)	(5,535)	(56,204)
Net Assets:
Beginning of year	11,704	2,350	42,672	99,508
End of Year	$—	$—	$37,137	$43,304

(1)  Effective June 22, 2018 Hartford Global Equity Income Fund merged with Hartford International Equity Fund

(2)  Newly funded June 22, 2018

The accompanying notes are an integral part of these financial statements.

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account	Hartford International Equity Fund Sub-Account (2)
Operations:
Net investment income (loss)	$(33)	$202	$1,522	$10
Net realized gain (loss) on security transactions	(230)	736	1,595	(20)
Net realized gain on distributions	4,111	1,294	5,679	8
Net unrealized appreciation (depreciation) of investments during the year	(9,642)	(4,819)	(19,099)	(695)
Net increase (decrease) in net assets resulting from operations	(5,794)	(2,587)	(10,303)	(697)
Unit transactions:
Purchases	5,264	308	12,190	100
Net transfers	6,718	5,252	—	5,028
Surrenders for benefit payments and fees	(10,434)	(4,743)	(12,778)	(339)
Other transactions	(3)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,545	817	(588)	4,789
Net increase (decrease) in net assets	(4,249)	(1,770)	(10,891)	4,092
Net Assets:
Beginning of year	39,863	18,768	104,349	—
End of Year	$35,614	$16,998	$93,458	$4,092

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2017

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account
Operations:
Net investment income (loss)	$522	$(90)	$221	$945	$1,083
Net realized gain (loss) on security transactions	136	41	(5,112)	(48)	(1,188)
Net realized gain on distributions	—	1,819	780	10,342	10,397
Net unrealized appreciation (depreciation) of investments during the year	6,732	4,097	9,780	2,286	5,022
Net increase (decrease) in net assets resulting from operations	7,390	5,867	5,669	13,525	15,314
Unit transactions:
Purchases	1,036	—	600	3,273	5,196
Net transfers	(28)	—	—	—	(14,387)
Surrenders for benefit payments and fees	(1,177)	(110)	(68,320)	(162)	(11,905)
Other transactions	—	—	—	14	—
Net increase (decrease) in net assets resulting from unit transactions	(169)	(110)	(67,720)	3,125	(21,096)
Net increase (decrease) in net assets	7,221	5,757	(62,051)	16,650	(5,782)
Net Assets:
Beginning of year	30,268	23,422	81,495	78,453	85,506
End of Year	$37,489	$29,179	$19,444	$95,103	$79,724

(1)  Formerly Calvert Equity Portfolio, change effective November 6, 2017

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account (1)	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Operations:
Net investment income (loss)	$3,402	$(184)	$179	$14,530	$1,141
Net realized gain (loss) on security transactions	(24,224)	828	(621)	7,935	137
Net realized gain on distributions	18,081	4,378	11,512	155,092	4,467
Net unrealized appreciation (depreciation) of investments during the year	34,818	6,328	(2,113)	67,200	15,918
Net increase (decrease) in net assets resulting from operations	32,077	11,350	8,957	244,757	21,663
Unit transactions:
Purchases	17,100	5,664	2,154	45,254	24,953
Net transfers	(10,449)	219	4,893	5,393	2,060
Surrenders for benefit payments and fees	(520,212)	(2,046)	(17,246)	(33,735)	(4,146)
Other transactions	—	—	11	(3)	9
Net increase (decrease) in net assets resulting from unit transactions	(513,561)	3,837	(10,188)	16,909	22,876
Net increase (decrease) in net assets	(481,484)	15,187	(1,231)	261,666	44,539
Net Assets:
Beginning of year	483,498	44,218	90,350	1,417,613	86,654
End of Year	$2,014	$59,405	$89,119	$1,679,279	$131,193

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2017

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Operations:
Net investment income (loss)	$(2,512)	$(3,526)	$(484)	$2,608	$6,327
Net realized gain (loss) on security transactions	(208)	3,772	588	1,926	8,683
Net realized gain on distributions	—	37,320	10,640	126,344	—
Net unrealized appreciation (depreciation) of investments during the year	121,166	89,600	15,840	43,681	94,806
Net increase (decrease) in net assets resulting from operations	118,446	127,166	26,584	174,559	109,816
Unit transactions:
Purchases	10,703	—	12,204	35,308	1,550
Net transfers	9,511	9,032	7,231	(1,792)	(318)
Surrenders for benefit payments and fees	(8,262)	(8,334)	(3,637)	(27,987)	(25,815)
Other transactions	19	—	7	(8)	7
Net increase (decrease) in net assets resulting from unit transactions	11,971	698	15,805	5,521	(24,576)
Net increase (decrease) in net assets	130,417	127,864	42,389	180,080	85,240
Net Assets:
Beginning of year	476,652	609,521	86,059	844,621	766,957
End of Year	$607,069	$737,385	$128,448	$1,024,701	$852,197

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Operations:
Net investment income (loss)	$(475)	$293	$22	$(137)	$1,829
Net realized gain (loss) on security transactions	780	66	19	(4)	(569)
Net realized gain on distributions	5,243	—	—	2,503	—
Net unrealized appreciation (depreciation) of investments during the year	11,808	1,549	323	914	2,973
Net increase (decrease) in net assets resulting from operations	17,356	1,908	364	3,276	4,233
Unit transactions:
Purchases	3,095	—	—	11,027	11,542
Net transfers	4,745	438	—	(527)	248
Surrenders for benefit payments and fees	(3,670)	(520)	(58)	(1,193)	(11,996)
Other transactions	11	—	—	(6)	6
Net increase (decrease) in net assets resulting from unit transactions	4,181	(82)	(58)	9,301	(200)
Net increase (decrease) in net assets	21,537	1,826	306	12,577	4,033
Net Assets:
Beginning of year	91,208	9,878	2,044	30,095	95,475
End of Year	$112,745	$11,704	$2,350	$42,672	$99,508

Separate Account Twelve

Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2017

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Operations:
Net investment income (loss)	$39	$201	$1,636
Net realized gain (loss) on security transactions	27	211	2,764
Net realized gain on distributions	7,323	401	4,604
Net unrealized appreciation (depreciation) of investments during the year	604	1,756	1,210
Net increase (decrease) in net assets resulting from operations	7,993	2,569	10,214
Unit transactions:
Purchases	3,406	6,007	9,983
Net transfers	1,582	—	(13,736)
Surrenders for benefit payments and fees	(547)	(1,943)	(4,554)
Other transactions	—	1	—
Net increase (decrease) in net assets resulting from unit transactions	4,441	4,065	(8,307)
Net increase (decrease) in net assets	12,434	6,634	1,907
Net Assets:
Beginning of year	27,429	12,134	102,442
End of Year	$39,863	$18,768	$104,349

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company
Notes to Financial Statements

I.  Organization

Separate Account Twelve (the "Account") is a separate investment account established by Talcott Resolution Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. ("HHI") and its parent company, The Hartford Financial Services Group, Inc. ("HFSG"), Hopmeadow Acquisition, Inc. ("Buyer"), Hopmeadow Holdings, LP ("Buyer Parent") and Hopmeadow Holdings GP LLC ("Buyer Parent GP"), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. ("HLI"), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the "Talcott Resolution Sale Transaction"). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the "Investor Group") led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts will not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

AB International Value Fund, American Funds The Growth Fund of America®*, BlackRock LifePath® Dynamic Retirement Fund (merged with BlackRock LifePath® Dynamic 2020 Fund), BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic Retirement Fund, Calvert Equity Fund, Goldman Sachs Mid Cap Value Fund, The Hartford Dividend and Growth Fund, The Hartford International Opportunities Fund, The Hartford Small Company Fund, The Hartford Healthcare Fund, The Hartford Growth Opportunities Fund, The Hartford Capital Appreciation Fund, The Hartford Balanced Fund, The Hartford Small Cap Growth Fund, Hotchkis and Wiley Large Cap Value Fund, Lord Abbett Value Opportunities Fund, PIMCO Total Return Fund, Victory Diversified Stock Fund, Invesco Comstock Fund, Invesco Equity and Income Fund, and Hartford International Equity Fund,

The sub-accounts are invested in mutual funds (the "Funds") of the same name.

If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. There were no funds subject to a merger in 2017. For financial statement purposes, assets received by the Sub-Account were recorded at fair value as follows:

Surviving Sub-Account	Assets Received in 2019
BlackRock LifePath® Dynamic Retirement Fund	$18,190
Surviving Sub-Account	Assets Received in 2018
Hartford International Equity Fund	$5,028

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the exdividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future

Separate Account Twelve

Talcott Resolution Life Insurance Company
Notes to Financial Statements — (continued)

years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2019 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2019, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the period ended December 31, 2019.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2019. The 2013 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.  Administration of the Account and Related Charges

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)  Program and Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.50% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c)  Annual Maintenance Fees — An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

d)  Transactions with Related Parties — On April 20, 2018, as disclosed in Note 1, The Sponsor Company and its affiliates received fees from the HLS funds for services provided. The fees received for these services are a maximum of 0.9% of the Funds' average daily net assets. As a result of the Talcott Resolution Sale Transaction disclosed in Note 1, the HLS funds are no longer affiliated with the Sponsor Company or its affiliates.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of Investments for the period ended December 31, 2019 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund	$1,132	$101
BlackRock LifePath® Dynamic 2020 Fund	1,373	18,289
BlackRock LifePath® Dynamic 2030 Fund	21,044	1,346
BlackRock LifePath® Dynamic 2040 Fund	11,493	486
BlackRock LifePath® Dynamic Retirement Fund	18,491	25
Calvert Equity Fund	13,100	2,181
Goldman Sachs Mid Cap Value Fund	2,851	4,349
The Hartford Dividend and Growth Fund	84,501	7,186
The Hartford International Opportunities Fund	35,006	1,250
The Hartford Small Company Fund	24,385	13,924
The Hartford Growth Opportunities Fund	36,726	855
The Hartford Capital Appreciation Fund	51,210	12,533
The Hartford Balanced Fund	6,463	3,500
The Hartford Small Cap Growth Fund	6,442	2,962
Lord Abbett Value Opportunities Fund	18,477	1,112
PIMCO Total Return Fund	6,801	1,846
Victory Diversified Stock Fund	13,017	196
Invesco Comstock Fund	1,390	1,489
Invesco Equity and Income Fund	18,846	2,707
Hartford International Equity Fund	175	1,476

The cost of purchases and proceeds from sales of Investments for the period ended December 31, 2018 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund	$2,045	$28,855
American Funds The Growth Fund of America®	491	31,188
BlackRock LifePath® Dynamic 2020 Fund	1,591	2,888
BlackRock LifePath® Dynamic 2030 Fund	9,179	75,492
BlackRock LifePath® Dynamic 2040 Fund	15,431	36,161
BlackRock LifePath® Dynamic Retirement Fund	50	2,056
Calvert Equity Fund	12,560	1,541
Goldman Sachs Mid Cap Value Fund	7,588	66,005
The Hartford Dividend and Growth Fund	168,097	1,485,540
The Hartford International Opportunities Fund	39,020	9,906
The Hartford Small Company Fund	70,491	556,103
The Hartford Healthcare Fund	39,710	806,051
The Hartford Growth Opportunities Fund	53,776	66,800
The Hartford Capital Appreciation Fund	129,090	867,113
The Hartford Balanced Fund	53,815	878,407
The Hartford Small Cap Growth Fund	20,382	78,560
Hartford Global Equity Income Fund	1,229	12,762
Hotchkis and Wiley Large Cap Value Fund	1	2,369
Lord Abbett Value Opportunities Fund	14,382	11,217
PIMCO Total Return Fund	8,959	62,670
Victory Diversified Stock Fund	16,210	10,590
Invesco Comstock Fund	7,113	4,793

Separate Account Twelve

Talcott Resolution Life Insurance Company
Notes to Financial Statements — (continued)

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco Equity and Income Fund	$19,821	$13,208
Hartford International Equity Fund	5,147	339

*  See Note I for additional information related to this Sub-Account.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund	$2,161	$1,816
American Funds The Growth Fund of America®	1,861	246
BlackRock LifePath® Dynamic 2020 Fund	1,798	68,524
BlackRock LifePath® Dynamic 2030 Fund	14,983	566
BlackRock LifePath® Dynamic 2040 Fund	27,483	37,105
BlackRock LifePath® Dynamic Retirement Fund	38,546	530,625
Calvert Equity Fund*	17,124	9,094
Goldman Sachs Mid Cap Value Fund	24,287	22,780
The Hartford Dividend and Growth Fund	235,131	48,599
The Hartford International Opportunities Fund	37,362	8,876
The Hartford Small Company Fund	26,604	17,144
The Hartford Healthcare Fund	47,609	13,126
The Hartford Growth Opportunities Fund	30,481	4,517
The Hartford Capital Appreciation Fund	173,316	38,844
The Hartford Balanced Fund	13,329	31,578
The Hartford Small Cap Growth Fund	13,038	4,096
Hartford Global Equity Income Fund	764	561
Hotchkis and Wiley Large Cap Value Fund	33	68
Lord Abbett Value Opportunities Fund	18,794	7,123
PIMCO Total Return Fund	13,999	12,373
Victory Diversified Stock Fund	12,486	680
Invesco Comstock Fund	6,674	2,014
Invesco Equity and Income Fund	16,638	18,705

*  See Note 1 for additional information realated to this Sub-Account

5.  Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund	124	6	118
BlackRock LifePath® Dynamic 2020 Fund	—	1,052	(1,052)
BlackRock LifePath® Dynamic 2030 Fund	1,076	65	1,011
BlackRock LifePath® Dynamic 2040 Fund	408	11	397
BlackRock LifePath® Dynamic Retirement Fund	1,020	—	1,020
Calvert Equity Fund	292	34	258
Goldman Sachs Mid Cap Value Fund	87	139	(52)
The Hartford Dividend and Growth Fund	2,192	198	1,994
The Hartford International Opportunities Fund	2,112	36	2,076
The Hartford Small Company Fund	591	694	(103)
The Hartford Growth Opportunities Fund	915	10	905
The Hartford Capital Appreciation Fund	1,199	347	852
The Hartford Balanced Fund	238	150	88
The Hartford Small Cap Growth Fund	225	95	130

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Value Opportunities Fund	894	59	835
PIMCO Total Return Fund	324	111	213
Victory Diversified Stock Fund	539	1	538
Invesco Comstock Fund	29	66	(37)
Invesco Equity and Income Fund	592	222	370
Hartford International Equity Fund	17	144	(127)

The changes in units outstanding for the period ended December 31, 2018 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund	190	2,970	(2,780)
American Funds The Growth Fund of America®	19	1,262	(1,243)
BlackRock LifePath® Dynamic 2020 Fund	2	178	(176)
BlackRock LifePath® Dynamic 2030 Fund	430	4,564	(4,134)
BlackRock LifePath® Dynamic 2040 Fund	519	2,123	(1,604)
BlackRock LifePath® Dynamic Retirement Fund	3	126	(123)
Calvert Equity Fund	283	50	233
Goldman Sachs Mid Cap Value Fund	296	3,174	(2,878)
The Hartford Dividend and Growth Fund	4,488	49,570	(45,082)
The Hartford International Opportunities Fund	2,162	604	1,558
The Hartford Small Company Fund	2,073	19,308	(17,235)
The Hartford Healthcare Fund	952	20,424	(19,472)
The Hartford Growth Opportunities Fund	1,162	2,468	(1,306)
The Hartford Capital Appreciation Fund	3,266	29,543	(26,277)
The Hartford Balanced Fund	2,356	40,339	(37,983)
The Hartford Small Cap Growth Fund	452	3,230	(2,778)
Hartford Global Equity Income Fund*	72	660	(588)
Lord Abbett Value Opportunities Fund	746	750	(4)
PIMCO Total Return Fund	490	3,714	(3,224)
Victory Diversified Stock Fund	590	495	95
Invesco Comstock Fund	235	214	21
Invesco Equity and Income Fund	646	707	(61)
Hartford International Equity Fund*	469	33	436

*  See Note I for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund	149	160	(11)
American Funds The Growth Fund of America®	0	5	(5)
BlackRock LifePath® Dynamic 2020 Fund	46	4622	(4,576)
BlackRock LifePath® Dynamic 2030 Fund	277	10	267
BlackRock LifePath® Dynamic 2040 Fund	1026	2373	(1,347)
BlackRock LifePath® Dynamic Retirement Fund	3908	53874	(49,966)
Calvert Equity Fund*	509	352	157
Goldman Sachs Mid Cap Value Fund	701	770	(69)
The Hartford Dividend and Growth Fund	2319	1570	749
The Hartford International Opportunities Fund	2022	552	1,470
The Hartford Small Company Fund	1228	680	548
The Hartford Healthcare Fund	280	282	(2)
The Hartford Growth Opportunities Fund	845	106	739

Separate Account Twelve

Talcott Resolution Life Insurance Company
Notes to Financial Statements — (continued)

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
The Hartford Capital Appreciation Fund	1732	1195	537
The Hartford Balanced Fund	145	1363	(1,218)
The Hartford Small Cap Growth Fund	323	144	179
Hartford Global Equity Income Fund	47	42	5
Hotchkis and Wiley Large Cap Value Fund	1	3	(2)
Lord Abbett Value Opportunities Fund	1151	497	654
PIMCO Total Return Fund	779	1012	(233)
Victory Diversified Stock Fund	312	30	282
Invesco Comstock Fund	308	100	208
Invesco Equity and Income Fund	572	1561	(989)

*  See Note I for additional information related to this Sub-Account.

6.  Financial Highlights

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2019. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB International Value Fund
2019	1,269	$13.120000	to	$13.120000	$11,043	—	to	0.50%	1.21%	to	1.29%	15.19%	to	15.90%
2018	1,151	7.273032	to	11.390000	8,634	—	to	0.50%	0.14%	to	0.22%	(23.56)%	to	(23.35)%
2017	3,931	9.514169	to	14.860000	37,489	—	to	0.50%	1.97%	to	3.43%	22.51%	to	24.21%
2016	3,942	7.659839	to	12.130000	30,268	—	to	0.50%	—	to	—	(1.47)%	to	(1.14)%
2015	4,694	7.773888	to	12.270000	36,565	—	to	0.50%	1.38%	to	1.39%	1.07%	to	2.01%
American Funds The Growth Fund of America®+
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	1,243	23.464074	to	23.464074	29,179	0.50%	to	0.50%	0.16%	to	0.16%	25.09%	to	25.09%
2016	1,248	18.758496	to	18.758496	23,422	0.50%	to	0.50%	—	to	—	7.58%	to	7.58%
2015	1,254	17.437187	to	17.437187	21,877	0.50%	to	0.50%	0.26%	to	0.26%	4.51%	to	4.51%
BlackRock LifePath® Dynamic 2020 Fund+
2019	—	12.720000	to	17.298150	—	0.50%	to	0.50%	3.25%	to	3.25%	(15.79)%	to	14.52%
2018	1,052	15.105437	to	15.105437	15,900	0.50%	to	0.50%	2.33%	to	2.33%	(4.59)%	to	(4.59)%
2017	1,228	15.832166	to	15.832166	19,444	0.50%	to	0.50%	0.92%	to	0.92%	12.48%	to	12.48%
2016	5,804	13.770000	to	14.075157	81,495	—	to	0.50%	0.01%	to	0.02%	5.51%	to	5.51%
2015	9,642	13.339645	to	13.339645	128,526	0.50%	to	0.50%	1.70%	to	1.70%	(2.52)%	to	(2.52)%
BlackRock LifePath® Dynamic 2030 Fund
2019	2,753	13.020000	to	18.614113	47,941	—	to	0.50%	2.17%	to	2.26%	14.31%	to	21.11%
2018	1,742	11.390000	to	15.369615	24,690	—	to	0.50%	1.35%	to	2.04%	(16.98)%	to	(6.16)%
2017	5,876	13.720000	to	16.379293	95,103	—	to	0.50%	1.55%	to	1.69%	2.93%	to	16.84%
2016	5,609	13.330000	to	14.018340	78,453	—	to	0.50%	0.02%	to	0.02%	4.30%	to	6.40%
2015	9,690	12.780000	to	13.175425	127,571	—	to	0.50%	1.68%	to	1.76%	(10.50)%	to	(2.73)%
BlackRock LifePath® Dynamic 2040 Fund
2019	3,553	15.440000	to	19.175905	67,736	—	to	0.50%	2.29%	to	2.45%	16.79%	to	24.66%
2018	3,156	13.220000	to	15.382124	48,388	—	to	0.50%	1.66%	to	2.08%	(20.02)%	to	(8.16)%
2017	4,760	16.530000	to	16.749478	79,724	—	to	0.50%	1.36%	to	1.85%	3.90%	to	20.57%
2016	6,107	13.891758	to	15.910000	85,506	—	to	0.50%	0.02%	to	0.02%	5.36%	to	7.16%
2015	13,416	12.963733	to	15.100000	174,614	—	to	0.50%	1.59%	to	1.65%	(12.31)%	to	(3.06)%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
BlackRock LifePath® Dynamic Retirement Fund+
2019	1,020	$18.131471	to	$18.131471	$18,498	0.50%	to	0.50%	0.67%	to	0.67%	13.37%	to	15.98%
2018	—	8.450000	to	15.633038	—	—	to	0.50%	—	to	0.01%	(48.33)%	to	(4.41)%
2017	123	16.354420	to	16.354420	2,014	0.50%	to	0.50%	1.27%	to	1.27%	10.85%	to	10.85%
2016	50,089	9.640000	to	14.754205	483,498	—	to	0.50%	0.01%	to	0.02%	4.10%	to	5.14%
2015	48,440	9.260000	to	14.033118	452,457	—	to	0.50%	2.00%	to	2.02%	(7.31)%	to	(2.27)%
Calvert Equity Fund
2019	2,895	34.160564	to	55.180000	101,622	—	to	0.50%	0.03%	to	0.03%	32.58%	to	35.82%
2018	2,637	25.150928	to	41.620000	67,802	—	to	0.50%	0.03%	to	0.03%	(2.96)%	to	4.51%
2017	2,404	24.064823	to	42.890000	59,405	—	to	0.50%	0.12%	to	0.18%	16.42%	to	25.16%
2016	2,247	19.226965	to	36.840000	44,218	—	to	0.50%	—	to	—	(7.97)%	to	1.81%
2015	2,150	18.885144	to	40.030000	41,110	—	mm	0.50%	0.33%	to	0.35%	(17.31)%	to	3.16%
Goldman Sachs Mid Cap Value Fund
2019	832	34.180000	to	34.180000	28,454	—	to	—	0.66%	to	0.66%	27.54%	to	27.54%
2018	884	26.800000	to	26.800000	23,701	—	to	—	0.46%	to	0.46%	(23.86)%	to	(23.86)%
2017	3,762	20.567904	to	35.200000	89,119	—	to	0.50%	0.44%	to	0.55%	(4.32)%	to	10.11%
2016	3,831	18.678836	to	36.790000	90,350	—	to	0.50%	0.01%	to	0.01%	11.72%	to	12.28%
2015	4,463	16.635369	to	32.930000	90,176	—	to	0.50%	0.29%	to	0.29%	(20.17)%	to	(9.92)%
The Hartford Dividend and Growth Fund
2019	13,561	26.530000	to	35.558995	464,298	—	to	0.50%	1.54%	to	1.57%	22.37%	to	27.18%
2018	11,567	21.680000	to	27.958620	312,379	—	to	0.50%	0.91%	to	1.51%	(15.94)%	to	(6.01)%
2017	56,649	25.790000	to	29.747286	1,679,279	—	to	0.50%	1.44%	to	1.46%	5.39%	to	17.20%
2016	55,900	24.470000	to	25.380861	1,417,613	—	to	0.50%	0.02%	to	0.02%	9.14%	to	13.75%
2015	56,435	22.313467	to	22.420000	1,259,407	—	to	0.50%	1.48%	to	1.58%	(11.07)%	to	(1.95)%
The Hartford International Opportunities Fund
2019	11,477	16.400000	to	16.844004	193,044	—	to	0.50%	1.43%	to	1.52%	24.05%	to	25.03%
2018	9,401	13.220000	to	13.472483	126,495	—	to	0.50%	1.16%	to	1.21%	(22.05)%	to	(19.38)%
2017	7,843	16.711447	to	16.960000	131,193	—	to	0.50%	1.13%	to	1.56%	18.44%	to	23.62%
2016	6,373	13.518155	to	14.320000	86,654	—	to	0.50%	0.01%	to	0.01%	(0.35)%	to	0.19%
2015	5,303	13.492321	to	14.370000	72,061	—	to	0.50%	0.83%	to	0.89%	(1.30)%	to	0.56%
The Hartford Small Company Fund
2019	5,048	20.800000	to	35.812487	154,987	—	to	0.50%	—	to	—	28.32%	to	35.73%
2018	5,151	16.210000	to	26.385299	112,816	—	to	0.50%	—	to	—	(23.14)%	to	(4.83)%
2017	22,386	21.090000	to	27.723753	607,069	—	to	0.50%	—	to	—	24.47%	to	25.09%
2016	21,838	16.860000	to	22.273917	476,652	—	to	0.50%	—	to	—	1.31%	to	1.81%
2015	22,426	16.560000	to	21.986966	482,254	—	to	0.50%	—	to	—	(21.03)%	to	(8.89)%
The Hartford Healthcare Fund
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	19,472	37.868761	to	37.868761	737,385	0.50%	to	0.50%	—	to	—	20.99%	to	20.99%
2016	19,474	31.298392	to	31.298392	609,521	0.50%	to	0.50%	—	to	—	(9.03)%	to	(9.03)%
2015	20,123	34.404540	to	34.404540	692,324	0.50%	to	0.50%	1.59%	to	1.59%	12.11%	to	12.11%
The Hartford Growth Opportunities Fund
2019	4,502	32.775353	to	39.380000	149,691	—	to	0.50%	—	to	—	21.92%	to	29.34%
2018	3,597	25.340923	to	32.300000	93,109	—	to	0.50%	—	to	—	(24.46)%	to	(0.65)%
2017	4,903	25.506761	to	42.760000	128,448	—	to	0.50%	—	to	—	19.41%	to	29.56%
2016	4,164	19.687482	to	35.810000	86,059	—	to	0.50%	—	to	—	(4.76)%	to	(1.59)%
2015	4,893	20.005239	to	37.600000	103,063	—	to	0.50%	—	to	—	1.29%	to	10.00%

Separate Account Twelve

Talcott Resolution Life Insurance Company
Notes to Financial Statements — (continued)

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
The Hartford Capital Appreciation Fund
2019	10,231	$34.646338	to	$37.420000	$360,073	—	to	0.50%	0.48%	to	0.52%	24.28%	to	29.81%
2018	9,379	26.690133	to	30.110000	257,494	—	to	0.50%	0.24%	to	0.31%	(19.81)%	to	(5.32)%
2017	35,656	28.190613	to	37.550000	1,024,701	—	to	0.50%	0.70%	to	0.74%	5.57%	to	20.66%
2016	35,119	23.364345	to	35.570000	844,621	—	to	0.50%	—	to	—	3.61%	to	3.70%
2015	35,522	22.551094	to	34.300000	823,700	—	to	0.50%	0.35%	to	0.36%	(7.52)%	to	0.82%
The Hartford Balanced Fund
2019	1,500	20.460000	to	23.268315	31,703	—	to	0.50%	3.43%	to	3.47%	(2.94)%	to	14.50%
2018	1,412	20.320985	to	21.080000	29,484	—	to	0.50%	0.13%	to	1.89%	(12.82)%	to	(5.79)%
2017	39,395	21.569951	to	24.180000	852,197	—	to	0.50%	1.27%	to	1.28%	13.68%	to	14.55%
2016	40,613	18.830342	to	21.270000	766,957	—	to	0.50%	0.01%	to	0.01%	4.26%	to	5.13%
2015	57,985	17.911842	to	20.400000	1,040,795	—	to	0.50%	1.77%	to	2.21%	(2.16)%	to	(0.88)%
The Hartford Small Cap Growth Fund
2019	1,995	27.786431	to	49.520000	57,761	—	to	0.50%	—	to	—	33.23%	to	34.62%
2018	1,865	20.640837	to	37.170000	40,554	—	to	0.50%	—	to	—	(33.45)%	to	(12.85)%
2017	4,643	23.683584	to	55.850000	112,745	—	to	0.50%	—	to	—	13.98%	to	19.02%
2016	4,464	19.898815	to	49.000000	91,208	—	to	0.50%	—	to	—	10.99%	to	11.12%
2015	5,277	17.907447	to	44.150000	96,491	—	to	0.50%	—	to	—	(9.47)%	to	(1.80)%
Hotchkis and Wiley Large Cap Value Fund
2019	—	—	to	—	2	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	96	24.479087	to	24.479087	2,350	0.50%	to	0.50%	1.53%	to	1.53%	18.00%	to	18.00%
2016	98	20.744667	to	20.744667	2,044	0.50%	to	0.50%	0.02%	to	0.02%	18.78%	to	18.78%
2015	101	17.464050	to	17.464050	1,772	0.50%	to	0.50%	1.17%	to	1.17%	(8.43)%	to	(8.43)%
Lord Abbett Value Opportunities Fund
2019	3,644	15.789330	to	17.580000	58,081	—	to	0.50%	0.39%	to	0.41%	9.40%	to	22.25%
2018	2,809	12.915994	to	16.070000	37,137	—	to	0.50%	0.04%	to	0.04%	(20.01)%	to	(12.30)%
2017	2,813	14.727478	to	20.090000	42,672	—	to	0.50%	—	to	—	3.56%	to	9.60%
2016	2,159	13.437039	to	19.400000	30,095	—	to	0.50%	—	to	—	9.92%	to	15.82%
2015	1,942	11.602153	to	17.650000	23,565	—	to	0.50%	—	to	—	(9.81)%	to	(3.36)%
PIMCO Total Return Fund
2019	3,016	10.340000	to	18.170482	50,077	—	to	0.50%	3.48%	to	3.50%	4.13%	to	7.37%
2018	2,803	9.930000	to	16.923360	43,304	—	to	0.50%	2.65%	to	2.79%	(3.31)%	to	(1.09)%
2017	6,027	10.270000	to	17.110552	99,508	—	to	0.50%	2.26%	to	2.34%	2.39%	to	4.22%
2016	6,260	10.030000	to	16.418191	95,475	—	to	0.50%	0.03%	to	0.03%	(0.40)%	to	1.70%
2015	6,999	10.070000	to	16.143693	106,543	—	to	0.50%	2.51%	to	2.55%	(5.53)%	to	(0.16)%
Victory Diversified Stock Fund
2019	2,556	17.520000	to	23.196270	56,540	—	to	0.50%	0.39%	to	0.40%	20.74%	to	28.60%
2018	2,018	14.510000	to	18.037280	35,614	—	to	0.50%	0.37%	to	0.37%	(23.79)%	to	(13.79)%
2017	1,923	19.040000	to	20.922805	39,863	—	to	0.50%	0.57%	to	0.57%	3.37%	to	26.69%
2016	1,641	16.515126	to	18.420000	27,429	—	to	0.50%	0.01%	to	0.01%	1.26%	to	3.22%
2015	1,863	15.999905	to	18.190000	30,330	—	to	0.50%	0.60%	to	0.60%	(11.87)%	to	(3.38)%
Invesco Comstock Fund
2019	802	24.002998	to	25.050000	19,686	—	to	0.50%	2.09%	to	2.13%	16.40%	to	24.72%
2018	839	19.245994	to	21.520000	16,998	—	to	0.50%	1.37%	to	1.72%	(19.88)%	to	(12.68)%
2017	818	22.039737	to	26.860000	18,768	—	to	0.50%	1.54%	to	1.62%	13.48%	to	17.18%
2016	610	18.807846	to	23.670000	12,134	—	to	0.50%	0.02%	to	0.02%	9.18%	to	17.24%
2015	747	16.041493	to	21.680000	12,349	—	to	0.50%	1.37%	to	1.39%	(15.05)%	to	(6.40)%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco Equity and Income Fund
2019	5,726	$10.290000	to	$22.509325	$121,788	—	to	0.50%	1.81%	to	1.94%	12.83%	to	19.48%
2018	5,356	9.120000	to	18.840088	93,458	—	to	0.50%	1.88%	to	2.00%	(16.79)%	to	(10.11)%
2017	5,417	10.960000	to	20.957951	104,349	—	to	0.50%	1.57%	to	2.06%	3.79%	to	10.33%
2016	6,406	10.560000	to	18.995538	102,442	—	to	0.50%	0.02%	to	0.02%	9.77%	to	14.26%
2015	9,889	9.620000	to	16.624280	147,407	—	to	0.50%	2.18%	to	2.23%	(7.14)%	to	(2.84)%
Hartford International Equity Fund
2019	309	11.060000	to	11.060000	3,412	—	to	—	2.01%	to	2.01%	17.78%	to	17.78%
2018	436	9.390000	to	9.390000	4,092	—	to	—	0.23%	to	0.23%	(6.10)%	to	(6.10)%

  *  This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  ***  This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

7.  Subsequent Events

The spread of the coronavirus, causing increased cases of COVID-19, around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. At this time, Talcott Resolution Life Insurance Company ("Talcott Resolution") is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Aside from the COVID-19 subsequent event, Management has evaluated events subsequent to December 31, 2019 through the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries

Audited Financial Statements

As of December 31, 2019 and December 31, 2018 (Successor Company)

For the year ended December 31, 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Description	Page

Report of Independent Registered Public Accounting Firm	F-3

Consolidated Statements of Operations — For the Year Ended December 31, 2019 (Successor Company), For the Period of June1, 2018 to December 31, 2018 (Successor Company), For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company) and For the Year Ended December 31, 2017 (Predecessor Company)

F-4

Consolidated Statements of Comprehensive Income — For the Year Ended December 31, 2019 (Successor Company), For the Period of June1, 2018 to December 31, 2018 (Successor Company), For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company) and For the Year Ended December 31, 2017 (Predecessor Company)

F-5

Consolidated Balance Sheets — As of December 31, 2019 (Successor Company) and 2018 (Successor Company)	F-6

Consolidated Statements of Changes in Stockholder’s Equity — For the Year Ended December 31, 2019 (Successor Company), For the Period of June1, 2018 to December 31, 2018 (Successor Company), For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company) and For the Year Ended December 31, 2017 (Predecessor Company)

F-7

Consolidated Statements of Cash Flows — For the Year Ended December 31, 2019 (Successor Company), For the Period of June1, 2018 to December 31, 2018 (Successor Company), For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company) and For the Year Ended December 31, 2017 (Predecessor Company)

F-8

Notes to Consolidated Financial Statements	F-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2019 and 2018 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the year ended December 31, 2017 (Predecessor Company), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018 (Successor Company), and the results of its operations and its cash flows for the year ended December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the year ended December 31, 2017 (Predecessor Company), in conformity with the accounting principles generally accepted in the United States of America.

Emphasis of a Matter

As discussed in Note 1 to the financial statements, the Company’s direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
March 6, 2020

We have served as the Company’s auditor since 2002.

Consolidated Statements of Operations

	Successor Company		Predecessor Company
	For the Year	June 1, 2018		For the Year
	Ended	to	January 1,	Ended
	December	December	2018 to May	December
(In millions)	31, 2019	31, 2018	31, 2018	31, 2017
Revenues
Fee income and other	$821	$502	$381	$906
Earned premiums	42	31	42	105
Net investment income	924	509	520	1,281
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(4)	(8)	—	(16)
OTTI losses recognized in other comprehensive income	—	1	—	2
Net OTTI losses recognized in earnings	(4)	(7)	—	(14)
Other net realized capital gains (losses)	(271)	149	(107)	(46)
Total net realized capital gains (losses)	(275)	142	(107)	(60)
Amortization of deferred reinsurance gain	59	38	—	—
Total revenues	1,571	1,222	836	2,232
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	760	415	534	1,406
Amortization of deferred policy acquisition costs (“DAC”) and value
of business acquired (“VOBA”)	(25)	98	16	48
Insurance operating costs and other expenses	423	235	183	400
Other intangible asset amortization	5	4	—	—
Dividends to policyholders	5	2	2	2
Total benefits, losses and expenses	1,168	754	735	1,856
Income before income taxes	403	468	101	376
Income tax expense	44	59	7	422
Net income (loss)	$359	$409	$94	$(46)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company		Predecessor Company
	For the Year	June 1, 2018		For the Year
	Ended	to	January 1,	Ended
	December	December	2018 to May	December
(In millions)	31, 2019	31, 2018	31, 2018	31, 2017
Net income (loss)	$359	$409	$94	$(46)
Other comprehensive income (loss):
Change in net unrealized gain on securities	890	(173)	(430)	329
Change in net gain on cash-flow hedging instruments	—	—	(18)	(28)
Change in foreign currency translation adjustments	(2)	2	1	—
OCI, net of tax	888	(171)	(447)	301
Comprehensive income (loss)	$1,247	$238	$(353)	$255

See Notes to Consolidated Financial Statements.

Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2019	2018
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: December 31, 2019 -$13,020; December 31, 2018 - $14,035)	$13,988	$13,839
Fixed maturities, at fair value using the fair value option (“FVO”)	6	12
Equity securities, at fair value	45	116
Mortgage loans (net of valuation allowances: December 31, 2019 - $0; December 31, 2018 - $5)	2,241	2,100
Policy loans, at outstanding balance	1,467	1,441
Limited partnerships and other alternative investments	939	894
Other investments	34	201
Short-term investments	550	844
Total investments	19,270	19,447
Cash	128	221
Premiums receivable and agents’ balances, net	12	12
Reinsurance recoverables	28,824	29,564
Value of business acquired	696	716
Deferred income taxes, net	681	969
Other intangible assets	46	51
Other assets	481	352
Separate account assets	104,575	98,814
Total assets	$154,713	$150,146
Liabilities
Reserve for future policy benefits	$18,465	$18,323
Other policyholder funds and benefits payable	27,161	28,584
Other liabilities	1,960	2,420
Separate account liabilities	104,575	98,814
Total liabilities	152,161	148,141
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income (loss), net of tax	717	(171)
Retained earnings	68	409
Total stockholder’s equity	2,552	2,005
Total liabilities and stockholder’s equity	$154,713	$150,146

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholder’s Equity

For the Year Ended December 31, 2019 (Successor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income (Loss)	Earnings	Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552

June 1, 2018 to December 31, 2018 (Successor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Loss	Earnings	Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive income	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

January 1, 2018 to May 31, 2018 (Predecessor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810

For the Year Ended December 31, 2017 (Predecessor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$4,935	$722	$2,158	$7,821
Net loss	—	—	—	(46)	(46)
Total other comprehensive income	—	—	301	—	301
Capital contributions to parent	—	(1,396)	—	—	(1,396)
Balance, end of period	$6	$3,539	$1,023	$2,112	$6,680

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Successor Company		Predecessor Company
	For the	June 1,	January 1,	For the
	Year Ended	2018 to	2018 to	Year Ended
	December	December	May 31,	December
(In millions)	31, 2019	31, 2018	2018	31, 2017
Operating Activities
Net income (loss)	$359	$409	$94	$(46)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
Net realized capital (gains) losses	275	(142)	107	60
Amortization of deferred reinsurance gain	(59)	(38)	—	—
Amortization of DAC and VOBA	(25)	98	16	48
Additions to DAC and VOBA	—	—	(1)	(2)
Depreciation and (accretion) amortization	51	31	(1)	31
Other operating activities, net	205	63	131	143
Change in assets and liabilities:
(Increase) decrease in reinsurance recoverables	(272)	(990)	(2)	4
(Increase) decrease in accrued and deferred income taxes	51	29	274	(5)
Impact of tax reform on accrued and deferred income taxes	—	—	—	396
Increase (decrease) in reserve for future policy benefits and unearned premiums	141	(503)	45	387
Net changes in other assets and other liabilities	(169)	302	(60)	(219)
Net cash provided by (used for) operating activities	557	(741)	603	797
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	3,498	3,303	4,397	10,315
Fixed maturities, fair value option	6	15	5	50
Equity securities, available-for-sale	—	—	—	203
Equity securities, at fair value	213	68	49	—
Mortgage loans	257	101	116	396
Partnerships	134	83	188	113
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,589)	(3,024)	(2,447)	(8,713)
Equity securities, available-for-sale	—	—	—	(199)
Equity securities, at fair value	(5)	(10)	(25)	—
Mortgage loans	(413)	(323)	(86)	(469)
Partnerships	(156)	(97)	(80)	(235)
Net proceeds from (payments for) repurchase agreements program	19	(22)	—	—
Net payments for derivatives	(272)	(303)	(200)	(283)
Net increase (decrease) in policy loans	(26)	18	(26)	12
Net sales of (additions to) property and equipment	—	—	44	(18)
Net proceeds from (payments for) short-term investments	288	1,770	(1,494)	251
Other investing activities, net	2	1	22	43
Net cash provided by investing activities	956	1,580	463	1,466
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,168	1,959	1,782	4,549
Withdrawals and other deductions from investment and universal life-type contracts	(11,074)	(10,173)	(9,206)	(13,749)
Net transfers from separate accounts related to investment and universal life-type contracts	8,202	7,360	6,999	7,969
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(204)	(11)	(406)	360
Dividends paid	(700)	—	—	—
Return of capital to parent	—	—	(517)	(1,396)
Net repayments at maturity or settlement of consumer notes	—	—	(8)	(13)
Net cash used by financing activities	(1,608)	(865)	(1,356)	(2,280)
Foreign exchange rate effect on cash	2	—	—	—
Net decrease in cash	(93)	(26)	(290)	(17)
Cash — beginning of year	221	247	537	554
Cash — end of year	$128	$221	$247	$537
Supplemental Disclosure of Cash Flow Information
Income tax received	$25	$17	$271	$57

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly- owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation (“TLI”). Hopmeadow Holdings LP (“Hopmeadow Holdings”, or “HHLP “) is the ultimate parent of the Company.

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

On May 31, 2018 the Company’s indirect parent, Hartford Holding, Inc. (“HHI”) completed the sale of the Company’s parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group (“Global Atlantic”), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. (“The Hartford”) or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP (“Talcott Resolution Sale Transaction”).

In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. Many of the transition services have been exited with the exception of the information technology infrastructure services. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.

HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply “pushdown” accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.

On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts (“Commonwealth Annuity Reinsurance Agreement”) to Commonwealth Annuity and Life Insurance Company (“Commonwealth”), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain net of amortization of $933 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance  agreement and will be amortized over the life of the underlying policies reinsured.

Consolidation

The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

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1. Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.

Reclassifications

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Pushdown Accounting (Successor Company)

The table below shows the main balance sheet line items impacted in pushdown accounting as of the date of the Talcott Resolution Sale Transaction.

Cash and invested assets	$27,038
VOBA	805
Deferred income taxes	998
Intangible assets	55
Reinsurance recoverable and other assets	22,615
Separate account assets	110,773
Total assets	162,284

Reserves for future policy benefits	18,057
Other policyholder funds and benefits payable	29,560
Other liabilities	2,127
Separate account liabilities	110,773
Total liabilities	160,517

Equity	1,767
Total liabilities and stockholder's equity	$162,284

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed five years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company’s impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of the indefinitely lived intangibles is less than the carrying value.

Investments

In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid in capital at the acquisition date.

Value of Business Acquired/Additional Reserves

In conjunction with the acquisition of TLI, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company’s insurance and investment contracts as of the date of the transaction.

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This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company’s insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. Consistent with the acquisition being recorded at fair value, deferred acquisition costs which do not represent future cash flows are eliminated in pushdown accounting. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as additional insurance liability in Reserves for future policy benefits and Other policyholder funds and benefits payable. The additional liability is amortized to income over the policy or other relevant time period.

Adoption of New Accounting Standards

Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings

In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income (“AOCI”) resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

Financial Instruments - Recognition and Measurement

On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale (“AFS”), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.

Revenue Recognition

On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.

Revenue from customers for other than insurance and investment contracts was $84 for the year ended December 31, 2019 (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $58 for the year ended December 31, 2017 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

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Hedging Activities

The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company’s financial statements upon adoption.

Changes to the Disclosure Requirements for Fair Value Measurement

On August 28, 2018 the FASB issued Accounting Standards Update (“ASU”) 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company’s consolidated financial statements.

Future Adoption of New Accounting Standards

Financial Instruments - Credit Losses

In June 2016 the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, which updated guidance for recognition and measurement of credit losses on certain financial instruments, including reinsurance recoverables. Since its release, certain targeted improvements and transition relief amendments have been made to ASU 2016-13 and have been published in ASU 2018-19, ASU 2019-04, ASU 2019-05, ASU 2019-10, and ASU 2019-11. Collectively, the new guidance is effective for the Company on January 1, 2020. This guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and receivables. The measurement of the expected credit loss estimate will be based on historical loss data, current conditions, and reasonable and supportable forecasts. Credit losses on fixed maturities available-for-sale carried at fair value will continue to be measured similar to previous guidance for other-than-temporary impairments (“OTTI”); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. The Company will adopt the updated guidance January 1, 2020 on a modified retrospective basis, through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for financial instruments carried at other than fair value. For fixed maturities available-for-sale, this guidance will be applied prospectively.  While the Company is in the process of finalizing the effect on its consolidated financial statements, we currently estimate the cumulative impact of the adoption will not materially impact the Company’s financial position or results of operations.

Targeted Improvements to the Accounting for Long Duration Contracts

The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, “locked in” at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.

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1. Basis of Presentation and Significant Accounting Policies (continued)

Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument’s credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.

This ASU, as amended, is effective January 1, 2022 with early adoption permitted. The Company has started its implementation efforts and is currently reviewing its policies, processes, and applicable systems to assess the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics  of the business or its related cash flows. The Company has not yet determined the timing of its adoption.

Significant Accounting Policies

The Company’s significant accounting policies are as follows:

Segment Information

The Company has no reportable segments and is comprised of annuity, institutional and private-placement life insurance businesses. The Company’s determination that it has no reportable segments is based on the fact that the Company’s chief operating decision maker reviews the Company’s financial performance at a consolidated level.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company’s current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.

Investments

Overview

The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder’s equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs (Predecessor Company), VOBA (Successor Company) and reserve adjustments. Effective January 1, 2018, equity securities are now measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances.Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the year ended December 31, 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor

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1. Basis of Presentation and Significant Accounting Policies (continued)

Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities, FVO, equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

Net Investment Income

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the year ended December 31, 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company).

Derivative Instruments

Overview

The Company utilizes a variety of over-the-counter (“OTC”) transactions cleared through central clearing houses (“OTC- cleared”) and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•                  to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•                  to manage liquidity;

•                  to control transaction costs;

•                  to enter into synthetic replication transactions.

Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

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Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.

The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC- cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.

Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

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Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

Embedded Derivatives

The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.

The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association (“ISDA”) agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.

Cash

Cash represents cash on hand and demand deposits with banks or other financial institutions.

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1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.

Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.

Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)

Deferred policy acquisition costs (“DAC”) represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.

VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly.

For universal life-type contracts (including variable annuities), the DAC asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits (“EGPs”). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years  as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company determines EGPs using a set of stochastic reversion to mean (“RTM”) separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock (“Unlock”), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

In the fourth quarter of 2019, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of  the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (successor), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company’s current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (successor) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.

Reserve for Future Policy Benefits

Reserve for Future Policy Benefits on Universal Life-type Contracts

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit (“GMDB”) and the life-contingent portion of guaranteed minimum withdrawal benefit (“GMWB”) riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (“MAV”). For the Company’s products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance (“GRB”), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for  administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.

The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts

Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date.  Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

The Company uses reinsurance for a portion of its fixed and payout annuity businesses.

Other Policyholder Funds and Benefits Payable

Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

Separate Account Liabilities

The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1                              Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2                              Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3                              Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
		Quoted Prices
		in Active	Significant	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$295	$—	$282	$13
Collateralized loan obligations ("CLOs")	1,150	—	1,092	58
Commercial mortgage-backed securities ("CMBS")	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
Residential mortgage-backed securities ("RMBS")	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Fixed maturities, FVO	6	—	6	—
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893
Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2018
		Quoted Prices
		in Active	Significant	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$516	$—	$514	$2
Collateralized loan obligations ("CLOs")	963	—	886	77
Commercial mortgage-backed securities ("CMBS")	1,407	—	1,366	41
Corporate	7,678	—	7,351	327
Foreign government/government agencies	377	—	377	—
Municipal	734	—	734	—
Residential mortgage-backed securities ("RMBS")	1,033	—	590	443
U.S. Treasuries	1,131	322	809	—
Total fixed maturities	13,839	322	12,627	890
Fixed maturities, FVO	12	—	12	—
Equity securities, at fair value	116	54	16	46
Derivative assets
Interest rate derivatives	36	—	36	—
GMWB hedging instruments	44	—	8	36
Macro hedge program	132	—	—	132
Total derivative assets [1]	212	—	44	168
Short-term investments	844	464	380	—
Reinsurance recoverable for GMWB	40	—	—	40
Modified coinsurance reinsurance contracts	12	—	12	—
Separate account assets [2]	94,724	59,361	35,323	40
Total assets accounted for at fair value on a recurring basis	$109,799	$60,201	$48,414	$1,184
Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWopB embedded derivative	$(80)	$—	$—	$(80)
Total other policyholder funds and benefits payable	(80)	—	—	(80)
Derivative liabilities
Credit derivatives	2	—	2	—
Foreign exchange derivatives	(91)	—	(91)	—
Interest rate derivatives	(137)	—	(110)	(27)
GMWB hedging instruments	27	—	18	9
Macro hedge program	115	—	—	115
Total derivative liabilities [3]	(84)	—	(181)	97
Total liabilities accounted for at fair value on a recurring basis	$(164)	$—	$(181)	$17

[1]   Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.

[2]   Approximately $2.4 billion and $3.6 billion of investment sales receivable, as of December 31, 2019 and 2018 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $461 and $468 of investments, as of December 31, 2019 and 2018 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[3]   Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives

Valuation Techniques

The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a “waterfall” approach comprised of the following pricing sources and techniques, which are listed in priority order:

•                         Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•                         Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third- party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long- dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•                         Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•                         Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and over the counter (“OTC”) cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.

Valuation Inputs

Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)

• Benchmark yields and spreads

•  Monthly payment information

• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions

•  Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:

•  Estimate of future principal prepayments, derived from the characteristics of the underlying structure

• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

•  Independent broker quotes

•  Credit spreads beyond observable curve

•  Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:

•  Estimated cash flows

•  Credit spreads, which include illiquidity premium

•  Constant prepayment rates

•  Constant default rates

•  Loss severity

Corporates

• Benchmark yields and spreads

•  Reported trades, bids, offers of the same or similar securities

•  Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:

• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes

•  Credit spreads beyond observable curve

•  Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:

•  Independent broker quotes

• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads

•  Issuer credit default swap curves

•  Political events in emerging market economies

• Municipal Securities Rulemaking Board reported trades and material event notices

•  Issuer financial statements

• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2019 (Successor Company)
Assets Accounted for at Fair Value on a	Fair	Predominant Valuation				Weighted	Impact of Increase in Input
Recurring Basis	Value	Technique	Significant Unobservable Input	Minimum	Maximum	Average [1]	on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease

As of December 31, 2018 (Successor Company)
Assets accounted for at Fair Value on a	Fair	Predominant Valuation				Weighted	Impact of Increase in Input
Recurring Basis	Value	Technique	Significant Unobservable Input	Minimum	Maximum	Average [1]	on Fair Value [2]
CMBS [3]	$1	cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	278bps	Decrease
Corporate [4]	144	Discounted cash flows	Spread	145bps	1,145bps	400bps	Decrease
RMBS [3]	426	Discounted cash flows	Spread [6]	31bps	346bps	92bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	8%	3%	Decrease
			Loss severity [6]	—%	100%	58%	Decrease

[1]   The weighted average is determined based on the fair value of the securities.

[2]   Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. [3]   Excludes securities for which the Company bases fair value on broker quotations.

[4]   Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]   Decrease for above market rate coupons and increase for below market rate coupons.

[6]   Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2019 (Successor Company)
		Predominant					Impact of
	Fair	Valuation	Significant			Weighted	Increase in Input
	Value	Technique	Unobservable Input	Minimum	Maximum	Average [1]	on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase

		As of December 31, 2018 (Successor Company)
		Predominant				Impact of
	Fair	Valuation	Significant			Increase in Input
	Value	Technique	Unobservable Input	Minimum	Maximum	on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(27)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	22%	22%	Increase
Equity options	(1)	Option model	Equity volatility	30%	32%	Increase
Customized swaps	71	Discounted cash flows	Equity volatility	18%	30%	Increase
Interest rate swaption	1	Option model	Interest rate volatility	3%	3%	Increase
Macro hedge program [3]
Equity options	250	Option model	Equity volatility	17%	30%	Increase

[1]   The weighted average is determined based on the fair value of the securities.

[2]   Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[3]   Excludes derivatives for which the Company bases fair value on broker quotations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives

The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance (“GRB”) which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives

The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques

Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.

Valuation Inputs

The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

Best Estimate Claim Payments

The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.

Credit Standing Adjustment

The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.

Margins

The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates

• Correlations of 10 years of observed historical returns across underlying well-known market indices

• Correlations of historical index returns compared to separate account fund returns

•  Equity index levels

•  Market implied equity volatility assumptions

•  Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:

•  Withdrawal utilization

•  Withdrawal rates

•  Lapse rates

•  Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
	As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease

	As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	1%	40%	Decrease [8]
Reset Elections [5]	20%	45%	Increase
Equity Volatility [6]	17%	30%	Increase
Credit standing adjustment [7]	0.04%	0.28%	Decrease

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.
[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.
[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.
[5]	Range represents assumed percentages of policyholders that would elect to reset their guaranteed benefit base.
[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]	Range represents Company credit spreads, adjusted for market recoverability.
[8]	The impact may be an increase for some contracts, particularly those with out of the money guarantees.

Separate Account Assets

Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 49% and 51% were subject to significant liquidation restrictions as of December 31, 2019 (Successor Company) and December 31, 2018 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2019 and 2018 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs

The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(106)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	(27)	(6)	—	—	31	—	—	—	(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds andbenefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of June 1, 2018 to December 31, 2018 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of June 1, 2018	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2018
Assets
Fixed maturities, AFS
ABS	$12	$—	$—	$20	$(1)	$(4)	$1	$(26)	$2
CLOs	65	—	(1)	142	(3)	(7)	—	(119)	77
CMBS	17	—	—	42	(1)	(1)	—	(16)	41
Corporate	451	(6)	(7)	17	(2)	(33)	6	(99)	327
Municipal	24	—	—	—	—	(12)	—	(12)	—
RMBS	617	—	(1)	38	(71)	(117)	—	(23)	443
Total fixed maturities, AFS	1,186	(6)	(9)	259	(78)	(174)	7	(295)	890
Equity securities, at fair value	42	1	—	4	—	(1)	—	—	46
Freestanding derivatives
Interest rate	(27)	—	—	—	—	—	—	—	(27)
GMWB hedging instruments	17	28	—	—	—	—	—	—	45
Macro hedge program	(5)	156	—	41	55	—	—	—	247
Total freestanding derivatives [5]	(15)	184	—	41	55	—	—	—	265
Reinsurance recoverable for GMWB	22	10	—	—	8	—	—	—	40
Separate accounts	55	—	—	45	—	(7)	6	(59)	40
Total assets	$1,290	$189	$(9)	$349	$(15)	$(182)	$13	$(354)	$1,281
(Liabilities)
Other policyholder funds and benefits payable

Guaranteed withdrawal benefits

(21

)

(25

)

—

—

(34

)

—

—

—

(80

)

Total other policyholder funds and benefits payable

(21

)

(25

)

—

—

(34

)

—

—

—

(80

)

Total liabilities

$

(21

)

$

(25

)

$

—

$

—

$

(34

)

$

—

$

—

$

—

$

(80

)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2018	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2018
Assets
Fixed maturities, AFS
ABS	$13	$—	$—	$6	$(1)	$—	$1	$(7)	$12
CLOs	73	—	—	5	—	(3)	—	(10)	65
CMBS	26	—	—	7	(1)	(15)	—	—	17
Corporate	443	2	(23)	47	(16)	(46)	64	(20)	451
Municipal	38	—	(1)	—	—	—	—	(13)	24
Foreign govt./govt. agencies	1	—	—	—	(1)	—	—	—	—
RMBS	692	—	(3)	35	(78)	(24)	—	(5)	617
Total fixed maturities, AFS	1,286	2	(27)	100	(97)	(88)	65	(55)	1,185
Equity securities, at fair value	46	10	—	—	—	(14)	—	—	42
Freestanding derivatives
Interest rate	(29)	2	—	—	—	—	—	—	(27)
GMWB hedging instruments	34	(15)	—	—	—	(2)	—	—	17
Macro hedge program	23	(28)	—	—	—	—	—	—	(5)
Total freestanding derivatives [5]	28	(41)	—	—	—	(2)	—	—	(15)
Reinsurance recoverable for GMWB	36	(19)	—	—	5	—	—	—	22
Separate accounts	185	—	—	34	—	(164)	22	(22)	55
Total assets	$1,581	$(48)	$(27)	$134	$(92)	$(268)	$87	$(77)	$1,290
(Liabilities)
Other policyholder funds and benefits payable

Guaranteed withdrawal benefits

(75

)

82

—

—

(28

)

—

—

—

(21

)

Total other policyholder funds and benefits payable

(75

)

82

—

—

(28

)

—

—

—

(21

Total liabilities

$

(75

)

$

$

—

$

—

$

(25

)

$

—

$

—

$

—

$

(21

)

[1]   The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]   Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[3]   All amounts are before income taxes and amortization.

[4]   Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]   Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.

[6]   Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]

	Successor Company		Predecessor Company
	For the Year
	Ended	June 1, 2018 to	January 1,
	December 31,	December 31,	2018 to May
	2019	2018	31, 2018

Assets
Fixed maturities, AFS
Corporate	$(4)	$(6)	$2
Total fixed maturities, AFS	(4)	(6)	2
Equity securities, at fair value	(2)	—	—
Freestanding derivatives
Equity	(1)	—	—
Interest rate	(6)	1	(5)
GMWB hedging instruments	(35)	28	(17)
Macro hedge program	(359)	252	(26)
Total freestanding derivatives	(401)	281	(48)
Reinsurance recoverable for GMWB	(34)	10	(19)
Total assets	$(441)	$285	$(65)
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	$134	$(25)	$82
Total other policyholder funds and benefits payable	134	(25)	82
Total liabilities	$134	$(25)	$82

[1]   All amounts presented are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[2]   Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]

Successor Company
For the Year Ended December 31, 2019
Assets
Fixed maturities, AFS
CMBS	1
Corporate	17
RMBS	1
Total fixed maturities, AFS	19
Total assets	$19

[1]   Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fair Value Option

The Company has elected the fair value option for certain RMBS that contain embedded credit derivatives with underlying credit. These securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets and changes in the fair value of these securities are reported in net realized capital gains and losses.

As of December 31, 2019 and 2018 (Successor Company), the fair value of assets and liabilities using the fair value option was $6 and $12, respectively, within the residential real estate sector.

For the year ended December 31, 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), there were no realized capital gains (losses) related to the fair value of assets using the fair value option. For the year ended December 31, 2017 (Predecessor Company), the income earned from FVO securities and the changes recorded in net realized capital gains (losses) were $1, related to equity securities.

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)

	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		December 31, 2019		December 31, 2018
Assets
Policy loans	Level 3	$1,467	$1,467	$1,441	$1,441
Mortgage loans	Level 3	$2,241	$2,331	$2,100	$2,125
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,049	$5,942	$6,186	$5,888
Assumed investment contracts [2]	Level 3	$1	$1	$185	$185

[1]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance. [2]   Included in other liabilities on the Consolidated Balance Sheets.

[2]   Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3  Investments

Net Investment Income

	Successor Company		Predecessor Company
(Before tax)	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Fixed maturities [1]	$586	$343	$395	$995
Equity securities	6	9	4	9
Mortgage loans	92	49	54	124
Policy loans	84	48	32	79
Limited partnerships and other alternative investments	161	67	41	75
Other investments [2]	19	11	13	54
Investment expenses	(24)	(18)	(19)	(55)
Total net investment income	$924	$509	$520	$1,281

[1]   Includes net investment income on short-term investments.

[2]   Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities.

Net Realized Capital Gains (Losses)

	Successor Company		Predecessor Company
(Before tax)	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Gross gains on sales	$67	$12	$49	$226
Gross losses on sales	(18)	(38)	(112)	(58)
Equity securities [1]	2	(21)	2	—
Net other-than-temporary impairment (“OTTI”) losses recognized in earnings	(4)	(7)	—	(14)
Valuation allowances on mortgage loans	—	(5)	—	2
Results of variable annuity hedge program
GMWB derivatives, net	53	12	12	48
Macro hedge program	(418)	153	(36)	(260)
Total results of variable annuity hedge program	(365)	165	(24)	(212)
Transactional foreign currency revaluation	(4)	9	(6)	(1)
Non-qualifying foreign currency derivatives	(4)	(10)	7	(5)
Other, net [2]	51	37	(23)	2
Net realized capital gains (losses)	$(275)	$142	$(107)	$(60)

[1]    Effective January 1, 2018, with adoption of new accounting standards for equity securities, include all changes in fair value and trading gains and losses for equity securities at fair value.

[2]    Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and $0 for the year ended December 31, 2017 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Sales of AFS Securities

	Successor Company		Predecessor Company
	For the Year			For the Year
	Ended	June 1, 2018	January 1,	Ended
	December 31,	to December	2018 to May	December 31,
	2019	31, 2018	31, 2018	2017
Fixed maturities, AFS
Sale proceeds	$2,541	$2,523	$3,523	$7,979
Gross gains	67	12	45	211
Gross losses	(16)	(37)	(47)	(56)
Equity securities, AFS
Sale proceeds				$203
Gross gains				13
Gross losses				(1)

Sales of AFS securities in 2019 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

The net unrealized gain (loss) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), was $(2) for the year ended December 31, 2019 (Successor Company), $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Prior to January 1, 2018, changes in net unrealized gains (losses) were included in AOCI.

Recognition and Presentation of Other-Than-Temporary Impairments

The Company will record an OTTI for fixed maturities if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.

The Company will also record an OTTI for those fixed maturities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.

The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company’s considerations include, but are not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.

For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.

For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value (“LTV”) ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

Prior to January 1, 2018, the Company recorded an OTTI for certain equity securities with debt-like characteristics if the Company intended to sell or it was more likely than not that the Company was required to sell the security before a recovery in value as well as for those equity securities for which the Company did not expect to recover the entire amortized cost

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

basis. The Company also recorded an OTTI for equity securities where the decline in the fair value was deemed to be other- than-temporary. For further discussion of these policies, see Recognition and Presentation of Other-Than-Temporary Impairments within Note 3 - Investments of Notes to Consolidated Financial Statements included in the Company’s 2017 Form 10-K Annual Report (Predecessor Company).

Impairments in Earnings by Type
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Intent-to-sell impairments	$—	$1	$—	$—
Credit impairments	4	6	—	$14
Impairments on equity securities	—	—	—	—
Total impairments	$4	$7	$—	$14

Cumulative Credit Impairments
	Successor Company		Predecessor Company
(Before tax)	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Balance as of beginning of period	$(6)	$—	$(88)	$(170)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	$(4)	(6)	—	(1)
Securities previously impaired	—	—	—	(13)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	$6	—	17	82
Securities due to an increase in expected cash flows	—	—	1	14
Balance as of end of period	$(4)	$(6)	$(70)	$(88)

[1]    These additions are included in the net OTTI losses recognized in earnings on the Consolidated Statements of Operations.

Available-for-Sale Securities

AFS Securities by Type
	Successor Company
	December 31, 2019					December 31, 2018
	Cost or Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non- Credit OTTI [2]	Cost or Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non- Credit OTTI [2]
ABS	$291	$4	$—	$295	$—	$514	$2	$—	$516	$—
CLOs	1,150	6	(6)	1,150	—	971	5	(13)	963	—
CMBS	1,331	65	(3)	1,391	—	1,409	8	(7)	1,407	—
Corporate	7,403	696	(7)	8,121	—	7,860	19	(236)	7,678	(1)
Foreign govt./govt. agencies	382	30	(1)	409	—	383	3	(6)	377	—
Municipal	705	56	—	761	—	738	5	(10)	734	—
RMBS	853	16	(1)	868	—	1,034	3	(4)	1,033	—
U.S. Treasuries	905	88	—	993	—	1,126	8	(3)	1,131	—
Total fixed maturities, AFS	$13,020	$961	$(18)	$13,988	$—	$14,035	$53	$(279)	$13,839	$(1)

[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

[2]    Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 and 2018 (Successor Company).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2019		December 31, 2018
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$295	$300	$481	$479
Over one year through five years	1,260	1,297	1,508	1,501
Over five years through ten years	1,824	1,951	1,807	1,783
Over ten years	6,016	6,736	6,311	6,157
Subtotal	9,395	10,284	10,107	9,920
Mortgage-backed and asset-backed securities	3,625	3,704	3,928	3,919
Total fixed maturities, AFS	$13,020	$13,988	$14,035	$13,839

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2019 or 2018 (Successor Company). As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets. As of December 31, 2018 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were CVS Health Corporation, Microsoft Corporation, and HSBC Holdings PLC, which each comprised less than 1% of total invested assets.

The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company), were utilities, CMBS, and financial services which comprised approximately 7%, 7% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2018 (Successor Company) were utilities, financial services, and CMBS which comprised approximately 8%, 7%, and 7%, respectively, of total invested assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2019
	Successor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses
ABS	$51	$51	$—	$14	$14	$—	$65	$65	$—
CLOs	189	188	(1)	647	642	(5)	836	830	(6)
CMBS	95	93	(2)	10	9	(1)	105	102	(3)
Corporate	147	144	(3)	180	176	(4)	327	320	(7)
Foreign govt./govt. agencies	5	5	—	31	30	(1)	36	35	(1)
Municipal	51	51	—	—	—	—	51	51	—
RMBS	80	80	—	88	87	(1)	168	167	(1)
U.S. Treasuries	13	13	—	—	—	—	13	13	—
Total fixed maturities, AFS in an unrealized loss position	$631	$625	$(6)	$970	$958	$(12)	$1,601	$1,583	$(18)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2018
	Successor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses
ABS	$179	$179	$—	$—	$—	$—	$179	$179	$—
CLOs	887	874	(13)	—	—	—	887	874	(13)
CMBS	762	754	(7)	—	—	—	762	754	(7)
Corporate	6,748	6,549	(236)	—	—	—	6,748	6,549	(236)
Foreign govt./govt. agencies	218	212	(6)	—	—	—	218	212	(6)
Municipal	490	480	(10)	—	—	—	490	480	(10)
RMBS	727	723	(4)	—	—	—	727	723	(4)
U.S. Treasuries	619	616	(3)	—	—	—	619	616	(3)
Total fixed maturities, AFS in an unrealized loss position	$10,630	$10,387	$(279)	$—	$—	$—	$10,630	$10,387	$(279)

[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

As of December 31, 2019 (Successor Company), AFS securities in an unrealized loss position consisted of 356 securities, primarily in the corporate and CLO sectors, which were depressed primarily due widening of credit spreads since the securities were purchased. As of December 31, 2019 (Successor Company), 98% of these securities were depressed less than 20% of cost or amortized cost. The decrease in unrealized losses during 2019 was primarily attributable to lower interest rates and tighter credit spreads. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.

Mortgage Loans

Mortgage Loan Valuation Allowances

Mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property- specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition,  the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower’s ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan’s estimated value is most frequently the Company’s share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The Company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

As of December 31, 2019 (Successor Company), commercial mortgage loans had an amortized cost and carrying value of $2.2 billion, with no valuation allowance. As of December 31, 2018 (Successor Company), commercial mortgage loans had an amortized cost and carrying value of $2.1 billion, with a valuation allowance of $(5). Amortized cost represents carrying value prior to valuation allowances, if any.

As of December 31, 2019 (Successor Company) there were no mortgage loans that had a valuation allowance. As of December 31, 2018 (Successor Company), the carrying value of mortgage loans that had a valuation allowance was $23. There were no mortgage loans held-for-sale as of December 31, 2019 or December 31, 2018 (Successor Company). As of December 31, 2019 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity
	Successor Company		Predecessor Company
	For the Year	June 1, 2018		For the Year
	Ended	to	January 1,	Ended
	December	December	2018 to May	December
	31, 2019	31, 2018	1, 2018	31, 2017
Balance as of January 1	$(5)	$—	$—	$(19)
Reversals/(Additions)	—	(6)	—	(1)
Deductions	5	1	—	20
Balance as of December 31	$—	$(5)	$—	$—

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 51% as of December 31, 2019 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property’s net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. As of December 31, 2019 and 2018 (Successor Company), the Company held no delinquent commercial mortgages loan past due by 90 days or more.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Commercial Mortgage Loans Credit Quality
	Successor Company
	December 31, 2019		December 31, 2018
		Avg. Debt-Service		Avg. Debt-Service
Loan-to-value	Carrying Value	Coverage Ratio	Carrying Value	Coverage Ratio
65% - 80%	269	1.74x	340	1.78x
Less than 65%	1,972	2.44x	1,760	2.48x
Total mortgage loans	$2,241	2.36x	$2,100	2.36x

Mortgage Loans by Region
	Successor Company
	December 31, 2019		December 31, 2018
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$67	3.0%	$56	2.7%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	204	9.1%	131	6.2%
Mountain	75	3.3%	51	2.4%
New England	85	3.8%	79	3.7%
Pacific	646	28.8%	684	32.6%
South Atlantic	510	22.8%	457	21.8%
West South Central	209	9.3%	226	10.8%
Other [1]	426	19.0%	397	18.9%
Total mortgage loans	$2,241	100%	$2,100	100%

[1]   Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2019		December 31, 2018
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$603	26.9%	$580	27.6%
Lodging	24	1.1%	24	1.1%
Multifamily	576	25.7%	518	24.7%
Office	471	21.0%	478	22.8%
Retail	398	17.8%	286	13.6%
Single Family	120	5.3%	86	4.1%
Other	49	2.2%	128	6.1%
Total mortgage loans	$2,241	100%	$2,100	100%

Variable Interest Entities

The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”) primarily as an investor through normal investment activities.

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such   as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2019 and 2018 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.

Non-Consolidated VIEs

The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2019 and 2018 (Successor Company) is limited to the total carrying value of $914 and $849, respectively, which are included in limited partnerships and other alternative investments on the Company’s Consolidated Balance Sheets. As of December 31, 2019 and 2018 (Successor Company), the Company had outstanding commitments totaling $474 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

Securities Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.

Securities Lending

Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/ government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Consolidated Statements of Operations.

Repurchase Agreements

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company’s current positions do not meet the specific conditions for net presentation.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company’s Consolidated Balance Sheets.

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments on the Company’s Consolidated Balance Sheets.

Securities Lending and Repurchase Agreements
	Successor Company
	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of associated liability for collateral received [1]	$—	$284
Gross amount of securities on loan	$—	$277

Repurchase agreements:
Gross amount of collateral pledged related to repurchase agreements [2]	$273	$190
Gross amount of recognized liabilities for repurchase agreements	$269	$186
Gross amount of recognized receivables for reverse repurchase agreements [3]	$10	$25

[1]           Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included on the Consolidated Balance Sheets. Amount includes additional securities collateral received of $0 and $1 which are excluded from the Company’s Consolidated Balance Sheets as of December 31, 2019 and 2018 (Successor Company), respectively.

[2]           Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company’s Consolidated Balance Sheets.

[3]           Collateral received is included within short-term investments on the Company’s Consolidated Balance Sheets.

Other Collateral Transactions

The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2019 and 2018 (Successor Company), the fair value of securities on deposit was $24 and $23, respectively.

For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.

Equity Method Investments

The majority of the Company’s investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $161 for the period ended December 31, 2019, $67 for the period June 1, 2018 to December 31, 2018 (Successor Company), $41 for the period January 1, 2018 to May 31, 2018 (Predecessor Company), and $75 for the period ended December 31, 2017 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2019 (Successor Company) is limited to the total carrying value of $939. In addition, the Company has outstanding commitments totaling approximately $476, to fund limited partnership and other alternative investments as of December 31, 2019 (Successor Company). The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2019, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Company invested totaled $140.4 billion and $132.7 billion as of December 31, 2019 and 2018 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $25.5 billion and $28.6 billion as of December 31, 2019 and 2018 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $405, $653 and $1.8 billion for the years ended December 31, 2019 (Successor Company), 2018 (Successor Company) and 2017 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $10.2 billion, $8.9 billion, and $8.1 billion for the years ended December 31, 2019 (Successor Company), 2018 (Successor Company) and 2017 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2019 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.            Derivatives

Derivative Instruments

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.

Strategies that Qualify for Hedge Accounting

Some of the Company’s derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:

Cash Flow Hedges

Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.

Non-qualifying Strategies

Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company’s variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

The non-qualifying strategies include:

Interest Rate Swaps, Swaptions, and Futures

The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of both December 31, 2019 and 2018 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion and $1.5 billion, respectively.

Foreign Currency Swaps and Forwards

The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency- denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.

Fixed Payout Annuity Hedge

The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.

Credit Contracts

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.            Derivatives (continued)

the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

Equity Index Swaps and Options

The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

GMWB Derivatives, net

The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.

The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Customized swaps	$3,938	$3,877	$34	$71
Equity swaps, options, and futures	855	776	(2)	(25)
Interest rate swaps and futures	2,189	3,140	41	25
Total	$6,982	$7,793	$73	$71

Macro Hedge Program

The Company utilizes equity swaps, options, and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company’s statutory surplus arising from higher GMWB and guaranteed minimum death benefits (“GMDB”) claims as well as lower variable annuity fee revenue. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.

Modified Coinsurance Reinsurance Contracts

As of December 31, 2019 and 2018 (Successor Company), the Company had approximately $819 and $798, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

Derivative Balance Sheet Classification

For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.            Derivatives (continued)

the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative    for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section of Note 2

- Fair Value Measurements in Notes to Consolidated Financial Statements.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,
Hedge Designation/ Derivative Type	2019	2018	2019	2018	2019	2018	2019	2018
Cash flow hedges
Foreign currency swaps	$10	$—	$—	$—	$—	$—	$—	$—
Total cash flow hedges	10	—	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,082	3,152	(39)	(101)	11	38	(50)	(139)
Foreign exchange contracts
Foreign currency swaps and forwards	225	225	(7)	(9)	9	7	(16)	(16)
Fixed payout annuity hedge	—	270	—	(82)	—	—	—	(82)
Credit contracts
Credit derivatives that purchase credit protection	40	45	(1)	(1)	—	—	(1)	(1)
Credit derivatives that assume credit risk [1]	—	372	—	3	—	3	—	—
Credit derivatives in offsetting positions	—	43	—	—	—	5	—	(5)
Equity contracts
Equity index swaps and options	2,000	—	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [2]	8,717	9,957	5	(80)	23	—	(18)	(80)
GMWB reinsurance contracts	1,869	2,115	17	40	17	40	—	—
GMWB hedging instruments	6,982	7,793	73	71	89	114	(16)	(43)
Macro hedge program	19,879	10,765	(114)	247	98	288	(212)	(41)
Other
Modified coinsurance reinsurance contracts	819	798	(43)	12	—	12	(43)	—
Total non-qualifying strategies	43,613	35,535	(109)	100	247	507	(356)	(407)
Total cash flow hedges and non-qualifying strategies	$43,623	$35,535	$(109)	$100	$247	$507	$(356)	$(407)
Balance Sheet Location
Fixed maturities, available-for-sale	$43	$41	$—	$—	$—	$—	$—	$—
Other investments	5,779	11,000	72	212	83	248	(11)	(36)
Other liabilities	26,396	11,623	(160)	(84)	124	207	(284)	(291)
Reinsurance recoverables	2,688	2,914	(26)	52	17	52	(43)	—
Other policyholder funds and benefits payable	8,717	9,957	5	(80)	23	—	(18)	(80)
Total derivatives	$43,623	$35,535	$(109)	$100	$247	$507	$(356)	$(407)

[1]           The derivative instruments related to this strategy are held for other investment purposes.

[2]           These derivatives are embedded within liabilities and are not held for risk management purposes.

Offsetting of Derivative Assets/Liabilities

The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company’s Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
					Collateral Disallowed
					for Offset on the
			Net Amounts Presented on the		Statement of Financial
			Statement of Financial Position		Position

	Gross Amounts of	Gross Amounts Offset on the		Accrued Interest and Cash
	Recognized	Statement of	Derivative	Collateral
	Assets	Financial	Assets [1]	(Received) [3]	Financial Collateral
	(Liabilities)	Position	(Liabilities) [2]	Pledged [2]	(Received) Pledged [4]	Net Amount
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—
As of December 31, 2018
Other investments	$455	$352	$212	$(109)	$65	$38
Other liabilities	(327)	(147)	(84)	(96)	(178)	(2)

[1]           Included in other invested assets on the Company’s Consolidated Balance Sheets.

[2]           Included in other liabilities on the Company’s Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]         Included in other investments on the Company’s Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]           Excludes collateral associated with exchange-traded derivative instruments.

Cash Flow Hedges

For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Interest rate swaps	$—	$—	$(17)	$(13)
Foreign currency swaps	—	—	—	4
Total	$—	$—	$(17)	$(9)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Year Ended December 31, 2019		June 1, 2018 to December 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	—	—	—	—
Foreign currency swaps	—	—	—	—
Total	$—	$—	$—	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018		For the Year Ended December 31, 2017
	Net Capital Gain/(Loss)	Net Investment Income	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	—	8	(8)	26
Foreign currency swaps	(2)	—	11	—
Total	$(2)	$8	$10	$26
Total Amounts Presented on the ConsolidatedStatement of Operations	$(107)	$520	$(60)	$1,281

For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

Non-qualifying Strategies

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies
Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year	June 1,		For the Year
	Ended	2018 to	January 1,	Ended
	December	December	2018 to May	December
	31, 2019	31, 2018	31, 2018	31, 2017
Variable annuity hedge program
GMWB product derivatives	$134	$(25)	$82	$231
GMWB reinsurance contracts	(13)	1	(25)	(49)
GMWB hedging instruments	(68)	36	(45)	(134)
Macro hedge program	(418)	153	(36)	(260)
Total variable annuity hedge program	(365)	165	(24)	(212)
Foreign exchange contracts
Foreign currency swaps and forwards	—	2	(3)	(9)
Fixed payout annuity hedge	(4)	(15)	10	4
Total foreign exchange contracts	(4)	(13)	7	(5)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	103	23	(40)	4
Credit contracts
Credit derivatives that purchase credit protection	—	—	1	(12)
Credit derivatives that assume credit risk	7	(1)	(3)	18
Equity contracts
Equity index swaps and options	(1)	—	—	3
Other
Modified coinsurance reinsurance contracts	(55)	13	32	(13)
Total other non-qualifying derivatives	54	35	(10)	—
Total [1]	$(315)	$187	$(27)	$(217)

[1]           Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company’s investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

As of December 31, 2018 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$80	$1	4 years	Corporate Credit/Foreign Gov.	A	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	202	1	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	80	2	5 years	Corporate Credit	B+	—	—
Investment grade risk exposure	12	(1)	5 years	CMBS Credit	A-	2	—
Below investment grade risk exposure	19	(5)	Less than 1 Year	CMBS Credit	B-	19	5
Total [5]	$393	$(2)				$21	$5

[1]           The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]           Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]           The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]           Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]           Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

Derivative Collateral Arrangements

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2019 and 2018 (Successor Company), the Company pledged cash collateral with a fair value of $10 and $2, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company’s Consolidated Balance Sheets, as determined by the Company’s election to offset on the balance sheet. As of December 31, 2019 and 2018 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $214 and $191, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2019 and 2018 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $165 and $85, respectively.

As of December 31, 2019 and 2018 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $188 and $402, respectively, which was invested and recorded on the Consolidated Balance

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company’s election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2019 and 2018 (Successor Company) with a fair value of $9 and $76, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2019 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company’s Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.

Reinsurance Recoverables

Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables
	Successor Company
	As of December	As of December
	31, 2019	31, 2018
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,534	$19,354
Commonwealth	8,147	8,969
Other reinsurers	1,143	1,241
Gross reinsurance recoverables	$28,824	$29,564

As of December 31, 2019 (Successor Company), the Company has reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Prudential Financial, Inc. (“Prudential”) of approximately $8.1 billion, $8.0 billion and $11.5 billion, respectively. As of December 31, 2018 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $9.0 billion, $8.1 billion and $11.3 billion, respectively. The Company’s obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.

No allowance for uncollectible reinsurance is required as of December 31, 2019 (Successor Company) and December 31, 2018 (Successor Company). The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. Although management has determined that no allowance is required at this time, the Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers.

Insurance Revenues

	Successor Company		Predecessor Company
	For the Year			For the Year
	Ended	June 1, 2018 to	January 1,	Ended
	December 31,	December 31,	2018 to May	December 31,
	2019	2018	31, 2018	2017
Gross earned premiums, fee income and other	$2,375	$1,439	$1,059	$2,434
Reinsurance assumed	115	66	48	116
Reinsurance ceded	(1,627)	(972)	(684)	(1,539)
Net earned premiums, fee income and other	$863	$533	$423	$1,011

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.4 billion for the years ended December 31, 2019 (Successor Company), $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $1.2 billion for the year ended December 31, 2017 (Predecessor Company), respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]

	Successor Company		Predecessor Company
	For the Year			For the Year
	Ended	June 1, 2018	January 1,	Ended
	December 31,	to December	2018 to May	December 31,
	2019	31, 2018	31, 2018	2017
Balance, beginning of period	$—	$—	$405	$463
Deferred costs	—	—	1	2
Amortization — DAC	—	—	(13)	(51)
Amortization — Unlock benefit (charge), pre-tax	—	—	(3)	3
Adjustments to unrealized gains and losses on securities AFS and other	—	—	31	(12)
Balance, end of period	$—	$—	$421	$405

[1]           Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]

	Successor Company		Predecessor Company
	For the Year			For the Year
	Ended	June 1, 2018	January 1,	Ended
	December 31,	to December	2018 to May	December 31,
	2019	31, 2018	31, 2018	2017
Balance, beginning of period	$716	$805	$—	$—
Amortization — VOBA [2]	25	(80)	—	—
Amortization — Unlock benefit (charge), pre-tax	—	(19)	—	—
Adjustments to unrealized gains and losses on securities AFS and other	(45)	10	—	—
Balance, end of period	$696	$716	$—	$—

[1]   Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

[2]  Macro hedge losses more than offset actual gross profits (“AGPs”), generating negative amortization.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2020	$42
2021	$52
2022	$45
2023	$41
2024	$37

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits Successor Company
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of June 1, 2018 [4]	$471	$3,057	$14,529	$18,057
Incurred [3]	48	250	566	864
Paid	(57)	(31)	(510)	(598)
Liability balance as of December 31, 2018	$462	$3,276	$14,585	$18,323
Reinsurance recoverable asset as of June 1, 2018 [4]	$294	$3,057	$1,964	$5,315
Incurred [3]	36	250	3,192	3,478
Paid	(46)	(31)	(184)	(261)
Reinsurance recoverable asset as of December 31, 2018	$284	$3,276	$4,972	$8,532

Predecessor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2018	$873	$2,940	$10,669	$14,482
Incurred [3]	56	117	229	402
Paid	(45)	—	(326)	(371)
Change in unrealized investment gains and losses	—	—	(205)	(205)
Liability balance as of May 31, 2018	$884	$3,057	$10,367	$14,308
Reinsurance recoverable asset, as of January 1, 2018	$464	$2,940	$1,742	$5,146
Incurred [3]	36	117	(25)	128
Paid	(37)	—	(24)	(61)
Reinsurance recoverable asset, as of May 31, 2018	$463	$3,057	$1,693	$5,213

[1]           These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]           Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]           Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

[4]           For additional information regarding the June 1, 2018 valuations and a discussion of pushdown accounting, please see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2019 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,269	$1,657	$246	73
With 5% rollup [2]	917	91	29	74
With earnings protection benefit rider (“EPB”) [3]	3,109	521	79	73
With 5% rollup & EPB	431	100	23	75
Total MAV	16,726	2,369	377
Asset protection benefit (“APB”) [4]	8,247	56	37	71
Lifetime income benefit (“LIB”) – death benefit [5]	368	3	3	73
Reset [6] (5-7 years)	2,329	7	6	71
Return of premium (“ROP”) /other [7]	5,695	51	49	73
Variable annuity without GMDB [8]	2,252	—	—	70
Subtotal variable annuity [11]	$35,617	$2,486	$472	73
Less: general account value	3,184
Subtotal variable annuity separate account liabilities	32,433
Separate account liabilities - other	72,142
Total separate account liabilities	$104,575

[1]           MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]           Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]           EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]           APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]           LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]           Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]           ROP GMDB is the greater of current AV and net premiums paid.

[8]           Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

[9]           AV includes the contract holder’s investment in the separate account and the general account.

[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.1 billion of total account value and weighted average attained age of 74 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2019	December 31, 2018
Equity securities (including mutual funds)	$31,114	$28,953
Cash and cash equivalents [1]	1,319	1,286
Total [2]	$32,433	$30,239

[1]           Represents an allocation of the portfolio holdings.

[2]           Includes $2.3 billion and $1.8 billion of account value as of December 31, 2019 and 2018 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

As of December 31, 2019 and 2018 (Successor Company), approximately 21% and 20%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 79% and 80%, respectively, were funds invested in equity securities.

For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2019
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$9	$20	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$9	$46	5

[1]   Consist of internally developed software

[2]   Consist of state insurance licenses

There have been no additions, renewals or extension since December 31, 2018 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2020	$6
2021	$6
2022	$6
2023	$2
2024	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Debt

Collateralized Advances

The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department (“CTDOI”) will permit the Company to pledge up to approximately $1 billion in qualifying assets to secure FHLBB advances for 2020. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2019, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes

The provision (benefit) for income taxes consists of the following:

	Successor Company		Predecessor Company
	For the Year			For the Year
	Ended	June 1, 2018	January 1	Ended
	December 31,	to December	2018 to May	December 31,
Income Tax Expense (Benefit)	2019	31, 2018	31, 2018	2017
Current - U.S. Federal	$(8)	$(15)	$1	$4
Deferred - U.S. Federal	52	74	6	418
Total income tax expense	$44	$59	$7	$422

Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2019	2018
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$60	$40
Unearned premium reserve and other underwriting related reserves	4	4
VOBA and reserves	557	538
Net operating loss carryover	166	206
Employee benefits	4	4
Foreign tax credit carryover	13	6
Net unrealized loss on investments	—	48
Deferred reinsurance gain	210	224
Other	15	12
Total deferred tax assets	1,029	1,082
Deferred Tax Liabilities
Investment related items	(150)	(113)
Net unrealized gain on investments	(198)	—
Total deferred tax liabilities	(348)	(113)
Net deferred tax assets	$681	$969

The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2015 tax year with the exception of NOL carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2019 and 2018 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2019 and 2018 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.

The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the year ended December 31, 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the year ended December 31, 2017 (Predecessor Company). The Company had no interest payable as of December 31, 2019 and 2018 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10.    Income Taxes (continued)

The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:

Net Operating Loss Carryover

As of December 31, 2019 and 2018 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $790 and $982, respectively. The totals include U.S. losses that were generated prior to 2017 of $437 and $596, respectively. The losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2027-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The December 31, 2019 and 2018 (Successor Company) totals include U.S. losses of $353 and $386, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.

Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company’s estimate of the likely realization may change over time.

Foreign Tax Credit Carryover

As of December 31, 2019 and 2018 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $13 and $6 respectively.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Tax provision at the U.S. federal statutory rate	$86	$98	$21	$132
Dividends received deduction (“DRD”)	(34)	(37)	(12)	(102)
Foreign related investments	(7)	(4)	(3)	(7)
Tax reform	—	—	(2)	396
Other	(1)	2	3	3
Provision for income taxes	$44	$59	$7	$422

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.    Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.

Litigation

The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments

The rent paid to Hartford Fire Insurance Company (“Hartford Fire”) for operating leases was $2 for the year ended December 31, 2019 (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $2 for the year ended December 31, 2017 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2020	$2
2021	1
2022	1
2023	1
2024	1
Thereafter	—
Total minimum lease payments	$6

Unfunded Commitments

As of December 31, 2019 (Successor Company), the Company has outstanding commitments totaling $594, of which $476 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during  the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $27 of the outstanding commitments are related to various funding obligations associated with private debt and equity securities. The remaining outstanding commitments of $91 relate to mortgage loans. Of the $594 in total outstanding commitments, $28 are related to mortgage loan commitments which the Company can cancel unconditionally.

Guaranty Fund and Other Insurance-related Assessments

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.    Commitments and Contingencies (continued)

Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2019 and 2018 (Successor Company) the liability balance was $8. As of December 31, 2019 and 2018 (Successor Company) amounts related to premium tax offsets of $2 and $4, respectively, were included in other assets.

Derivative Commitments

Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked based capital (“RBC”) tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2019 (Successor Company) is $211. Of this $211, the legal entities have posted collateral of $216, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $22 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12.    Transactions with Related Parties

Parent Company Transactions (Successor Company)

As of December 31, 2019 and 2018, the Company had no direct employees as we are managed by TLI, the Company’s parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.

For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

Parent Company Transactions (Predecessor Company)

Prior to the sale of the Company, substantially all general insurance expenses related to the Company are initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.

Reinsurance Ceded to Affiliates (Predecessor Company)

The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company (“HLA”) whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 and $27 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company), respectively. The Company also ceded accident and health premiums of $25 and $70 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and the year ended December 31, 2017 (Predecessor Company), respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.    Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as “statutory capital”.

Statutory Net Income (Loss)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017
Combined statutory net income (loss)	$488	$(126)	$181	$369

Statutory Capital
	Successor Company
	As of December 31,
	2019	2018
Statutory capital [1]	$3,194	$3,713

[1]   The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $37 and $135 as of December 31, 2019 and 2018 (Successor Company), respectively.

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company, and its other insurance subsidiaries.

Regulatory Capital Requirements

The Company’s U.S. insurance companies’ states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company’s capital is determined by the ratio of a company’s TAC to its Company Action Level, known as the “RBC ratio”. The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by  the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2019 (Successor Company) and 2018 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Statutory Results (continued)

Dividends

Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates are required to gain pre- approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.

On September 16, 2019, TL received a $250 dividend from its subsidiary Talcott Resolution Life and Annuity Insurance Company (“TLA”). On the same date, TL subsequently declared and paid a $700 dividend to its parent, Talcott Resolution Life, Inc. (“TLI”).

After September 16, 2020, the Company is permitted to pay up to a maximum of $319 in dividends and the Company’s subsidiaries are permitted to pay up to a maximum of $410 in dividends without prior approval from the state insurance commissioner.

Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net	Net Gain on	Foreign
	Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net	Net Gain on	Foreign
	Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	—	$2	$(171)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net	Net Gain on	Foreign
	Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758

[1]           Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017 (Predecessor Company)
	Changes in
	Net	Net Gain on	Foreign
	Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Reclassification from AOCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017	Affected Line Item on the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$47	$(32)	$(2)	$153	Net realized capital gains (losses)
	47	(32)	(2)	153	Income before income taxes
	10	(7)	—	54	Income tax expense
	$37	$(25)	$(2)	$99	Net income (loss)
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$(1)	Net realized capital gains (losses)
Interest rate swaps	—	—	8	26	Net investment income
Foreign currency swaps	—	—	(2)	11	Net realized capital gains (losses)
	—	—	6	36	Income before income taxes
	—	—	1	13	Income tax expense
	$—	$—	$5	$23	Net income (loss)
Total amounts reclassified from AOCI	$37	$(25)	$3	$122	Net income (loss)

PART II

OTHER INFORMATION

ITEM 26.      EXHIBITS

(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account, filed herewith.

(2)	Not applicable.

(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.

(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.

(4)	Not applicable.

(5)	Form of Group Variable Funding Agreement, filed herewith.

(6)(a)	Articles of Incorporation of Talcott Resolution, filed herewith.

(6)(b)	Amended and Restated Bylaws of Talcott Resolution, filed herewith.

(7)	Not Applicable.

(8)(a)	Fund Participation Agreement — Alliance Fund Distributors, Inc., filed herewith.

(8)(b)	Fund Participation Agreement — American Century Investment Services, Inc, as amended, file herewith.

(8)(c)	Fund Participation Agreement — American Funds Distributors, Inc., as amended, file herewith.

(8)(d)	Fund Participation Agreement — BlackRock Distributors, Inc., as amended, filed herewith.

(8)(e)	Fund Participation Agreement — Calvert Distributors, Inc., filed herewith.

(8)(f)	Fund Participation Agreement — Goldman, Sachs & Co., filed herewith.

(8)(g)	Fund Participation Agreement — Hartford Investment Financial Services Company, filed herewith.

(8)(h)	Fund Participation Agreement — Hotchkis & Wiley, as amended, filed herewith.

(8)(i)	Fund Participation Agreement — Invesco Distributors, Inc., as amended, filed herewith.

(8)(j)	Fund Participation Agreement — Lord Abbett Distributor LLC, filed herewith.

(8)(k)	Fund Participation Agreement — PIMCO Funds Distributor LLC, filed herewith.

(8)(l)	Fund Participation Agreement — Victory Retail Service Agreement, filed herewith.

(9)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.

(10)	Not Applicable.

(11)	Not Applicable.

(12)

Opinion and Consent of Sadie R. Gordon, Lead Counsel, Registered Retirement Products & Mutual Funds, Massachusetts Mutual Life Insurance Company, administrator and exclusive agent to Talcott Resolution Life Insurance Company Separate Account Twelve, filed herewith.

(13)(a)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, filed herewith.

(13)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, Talcott Resolution Life Insurance Company Separate Account Twelve, filed herewith.

(14)	Copy of Power of Attorney, filed herewith.

(28)	Organizational Chart, filed herewith

ITEM 27.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION WITH TalcotT Resolution
Christopher B. Abreu	Vice President and Chief Actuary
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone* (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell* (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President, Chief Secretary and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (3)	Vice President
George Eknaian	Senior Vice President and Chief Risk Officer
Glenn Gadzik	Vice President and Actuary
Oliver M. Goldstein* (4)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Brion S. Johnson* (5)	Director
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Craig D. Morrow	Vice President
Emily R. Pollack* (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff* (6)	Director
Peter F. Sannizzaro*	President, Chief Executive Officer and Director
Manu Sareen (7)	Director
David I. Schamis* (8)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer
Robert W. Stein* (9)	Director
Heath L. Watkin* (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)	Address: 469 Edinboro Rd., Staten Island, NY 10306
(2)	Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022
(3)	Address: 500 Bielenberg Drive, Woodbury, MN 55125
(4)	Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165
(5)	Address: The Hartford, 690 Asylum Ave., Hartford, CT 06155
(6)	Address: Safra, 546 5th Ave., 3rd Floor, New York., NY 10036
(7)	Address: Global Atlantic Re Ltd. 2nd Floor, Hamilton, Bermuda HM11
(8)	Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152
(9)	Address: 39 West 94th St., New York, NY 10025
(10)	Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153

*   Denotes Board of Directors.

ITEM 28.                   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Filed herewith.

ITEM 29.                   INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding,whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation(for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses(including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity,which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws,a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director,officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.                   PRINCIPAL UNDERWRITERS

(a)      MMLD acts as principal underwriter for the following investment companies:

Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)

Talcott Resolution Life Insurance Company - Separate Account Two

Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)

Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)

Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)

Talcott Resolution Life Insurance Company - Separate Account Eleven

Talcott Resolution Life Insurance Company - Separate Account Twelve

(b) Officers and Member Representatives of MML Distributors, LLC

	POSITIONS AND OFFICES	PRINCIPAL BUSINESS
NAME	WITH UNDERWRITER	ADDRESS
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
Derek Darley	Assistant Treasurer	*
Edward K. Duch III	Assistant Secretary	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Nathan L. Hall	Chief Financial Officer Treasurer	**
Teresa A. Hassara	Vice President	**
Aruna Hobbs	Vice President	**
Kevin LaComb	Assistant Treasurer	*
Paul LaPiana	Vice President	*
Mario Morton	Registration Manager	*
Alyssa O’Connor	Assistant Secretary	*
Todd Picken	Assistant Treasurer	*
Kelly Pirotta	AML Compliance Officer	*
Robert S. Rosenthal	Vice President, Chief Legal Officer and Secretary, and Executive Representative	*
Susan Scanlon	Chief Compliance Officer and Secondary FINRA Emergency Contact	*
Barbara Upton	Chief Compliance Officer and Secondary FINRA Emergency Contact, Assistant Vice President, Super Account Administrator, and Continuing Education Officer	**
Donna Champagne	Cash and Trading Supervisor and Assistant Treasurer	**
Eric H. Wietsma	Chief Executive Officer, President, and Primary FINRA Emergency Contact, Vice President, and Enfield CT OSJ Supervisor	**

*                 Address: 1295 State Street, Springfield, MA 01111-0001

**          Address: 100 Bright Meadow Blvd., Enfield, CT 06082

ITEM 31.                   LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Massachusetts Mutual Life Insurance Company (“MassMutual”), as administrator at 1295 State Street, Springfield, MA 01111.

ITEM 32.                   MANAGEMENT SERVICES

All management contracts are discussed in Part I of this registration statement.

ITEM 33.                   REPRESENTATION OF REASONABLENESS OF FEES

MassMutual, in its capacity as Administrator to Talcott Resolution hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Enfield, and State of Connecticut on this 30th day of April, 2020.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWELVE
(Registrant)

By:	Peter F. Sannizzaro	*By:	/s/ Sadie R. Gordon
	Peter F. Sannizzaro		Sadie R. Gordon
	President and Chief Operating Officer		Attorney-In-Fact

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Depositor)

By:	Peter F. Sannizzaro
Peter F. Sannizzaro
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Peter F. Sannizzaro, President, Chief Operating Officer and Director*
Robert R. Siracusa, Chief Financial Officer
Richard J. Carbone, Director*	/s/ Peter F. Sannizzaro
Henry Cornell, Director*	Peter F. Sannizzaro
Gilles M. Dellaert, Director*	/s/ Robert R. Siracusa
Oliver M. Goldstein, Director*	Robert R. Siracusa
Brion S. Johnson, Director*	* By:	s/ Sadie R. Gordon
Emily R. Pollack, Director*		Sadie R. Gordon, Attorney-in-Fact
Michael S. Rubinoff, Director*	Date:	April 30, 2020
David I. Schamis, Director*
Robert W. Stein, Director*
Heath L. Watkin, Director*

333-114404

EXHIBIT INDEX

(1)	Board Resolution;

(5)	Form of Group Variable Funding Agreement;

(6)(a)	Articles of Incorporation of Talcott Resolution;

(6)(b)	Bylaws of Talcott Resolution;

(8)	Fund Participation Agreements —

	(a)	Alliance Fund Distributors, Inc.
	(b)	American Century Investment Services, Inc.
	(c)	American Funds Distributors, Inc.
	(d)	BlackRock Distributors, Inc.
	(e)	Calvert Distributors, Inc.
	(f)	Goldman, Sachs & Co.
	(g)	Hartford Investment Financial Services Company
	(h)	Hotchkis & Wiley
	(i)	Invesco Distributors, Inc.
	(j)	Lord Abbett Distributor LLC
	(k)	PIMCO Funds Distributor LLC
	(l)	Victory Retail Service Agreement

(12)

Opinion and Consent of Sadie R. Gordon, Lead Counsel, Registered Retirement Products & Mutual Funds, Massachusetts Mutual Life Insurance Company, administrator and exclusive agent to Talcott Resolution Life Insurance Company Separate Account Twelve.

(13)(a)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

(13)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, Talcott Resolution Life Insurance Company Separate Account Twelve

(14)	Copy of Power of Attorney

(28)	Organizational Chart.